                             STOCKHOLDERS AGREEMENT

         THIS STOCKHOLDERS AGREEMENT (the "Agreement") is entered into and effective as of January 6, 2000 among EMW Energy Services Corp., a Delaware corporation (the "Company"), and the Persons (as defined herein) listed on
SCHEDULE I hereto (the "Initial Parties"), and their successors and permitted assigns, and each owner of Common Stock or Common Stock Equivalents (each as defined herein) who may hereafter execute an Adoption Agreement as set forth in EXHIBIT B hereto in accordance with this Agreement, to be bound by the terms hereof and thereof.

                              W I T N E S S E T H:

         WHEREAS, prior to the execution and delivery of this Agreement, the Company and the Initial Parties entered into a Contribution and Subscription Agreement dated as of December 23, 1999 (the "Contribution Agreement") providing for the issuance and sale of Common Stock and Common Stock Equivalents; and

         WHEREAS, the Contribution Agreement provides that the execution and delivery of this Agreement is a condition to the consummation of the transactions contemplated thereby;

         NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                               GENERAL PROVISIONS;
                         REPRESENTATIONS AND WARRANTIES

         1.1 CERTAIN TERMS. In addition to the terms defined elsewhere herein, when used herein the following terms shall have the meanings indicated:

         "ACCEPTANCE" has the meaning set forth in Section 3.12(b).

         "ACCEPTANCE DEADLINE" has the meaning set forth in Section 3.4(a).

         "ACCREDITED INVESTOR" has the meaning set forth for such term in Regulation D promulgated under the Securities Act of 1933, as amended from time to time.

         "AFFILIATE" of a Person means, any Person directly or indirectly controlling, controlled by, or under common control with such Person; provided that the Company, its Subsidiaries and its Affiliates that it controls shall not be considered to be Affiliates of EES or its Subsidiaries or its Affiliates, and PROVIDED FURTHER that an Affiliate of a Person shall not include (i) any investment fund in which a Person has invested if the Person does not otherwise control the investment fund or have, directly or indirectly, voting or dispositive power over securities owned by such fund or
(ii) any investor or limited partner of any Person who does not otherwise have voting or dispositive power over securities owned by that Person and is not controlled by that Person.

         "AGREEMENT" has the meaning set forth in the preamble.

         "AOL" means America Online, Inc.

         "APPRAISAL NOTICE" has the meaning set forth in Section 3.12(a).

         "APPRAISAL VALUE" has the meaning set forth in Section 3.12(a).

         "BOARD" has the meaning set forth in Section 2.1(a).

         "BUSINESS DAY" means any day other than a Saturday, a Sunday, or a federal or state holiday on which national banking associations in the State of Texas or the State of New York are authorized by Law to close.

         "BYLAWS" means the bylaws of the Company, as amended or restated from time to time.

         "BUSINESS OPPORTUNITY AGREEMENT" has the meaning set forth in Section 2.3.

         "CalPERS" means the California Public Employees' Retirement System, a unit of the State and Consumer Services Agency of the State of California.

         "CalPERS/OTP DESIGNATING PARTY" means OTP or any other Person designated to act hereunder on behalf of OTP (and its permitted transferees) by the Person then serving as the CalPERS/OTP Designating Party immediately prior to such designation and notice of which has been delivered to the Company; PROVIDED, HOWEVER, that at any given time there shall be only one CalPERS/OTP Designating Party.

         "CAPITAL STOCK" means any and all shares, interests, participations, rights in or other equivalents (however designated, including voting and/or non-voting) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), and any and all warrants, options, or other rights to purchase or acquire any of the foregoing.

         "CERTIFICATE OF INCORPORATION" means the certificate of incorporation of the Company, as amended and restated from time to time.

         "CHANGE OF CONTROL" means a transaction is consummated by which (a) a Party or any Affiliate of such Party who, directly or indirectly, controls or is controlled by such Party, merges or consolidates with any other Person and is not the surviving Person (or survives only as the subsidiary of another Person) or (b) any Person or group (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) (i) becomes, directly or indirectly, the Beneficial owner of fifty percent (50%) or more of the outstanding voting securities (or equivalent interest) of a Party or any Affiliate of such Party who, directly or indirectly, controls such Party, or
(ii) acquires, directly or indirectly, either alone or in conjunction with others, control of a Party or any Affiliate of such Party who, directly or indirectly, controls such Party.

         "COMMON STOCK" means shares of the Company's Common Stock, par value $.01 per share, and the Non-Voting Common Stock, and any Capital Stock for or into which such

Common Stock is hereafter exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement relating to a merger, consolidation or similar transaction.

         "CO-SALE NOTICE" has the meaning set forth in Section 3.5(b).

         "COMMON STOCK EQUIVALENTS" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

         "CONTROL," including the correlative terms "controlling," "controlled by" and "under common control with," means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise) of a Person.

         "CONTRIBUTION AGREEMENT" has the meaning set forth in the recitals.

         "CORTEZ" means Cortez Energy Services, LLC, a Delaware limited liability company.

         "DEMAND HOLDER" has the meaning set forth in Section 3.12(a).

         "DEMAND REQUEST SHARES" has the meaning set forth in Section 3.12(a).

         "DETERMINATION NOTICE" has the meaning set forth in Section 3.5(c).

         "DLJ INVESTORS" means DLJMB, DLJMB Funding II, Inc., DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJ First ESC L.P., DLJ Offshore Partners II, C.V., DLJ EAB Partners, L.P. and DLJ ESC II, L.P.

         "DLJMB" means DLJ Merchant Banking II, Inc., a Delaware corporation.

         "DLJMB DESIGNATING PARTY" means DLJMB or any other Person designated to act hereunder on behalf of the DLJ Investors (and their permitted transferees) by the Person then serving as the DLJMB Designating Party immediately prior to such designation and which has been delivered to the Company; PROVIDED, HOWEVER, that at any given time there shall be only one DLJMB Designating Party.

         "DRAG-ALONG NOTICE" has the meaning set forth in Section 3.6(b).

         "EES" means Enron Energy Services, LLC, a Delaware limited liability company.

         "EES DESIGNATING PARTY" means EES or any other Person designated to act hereunder on behalf of EES (and its permitted transferees) by the Person then serving as the EES Designating

Party immediately prior to such designation and which has been delivered to the Company; PROVIDED HOWEVER that at any given time there shall be only one EES Designating Party.

         "EES GROUP HOLDERS" means EES, Cortez and each transferee of Common Stock or Common Stock Equivalents, directly or indirectly (in a chain of title), from EES, Cortez or such transferee; PROVIDED that, once a Person is designated an EES Group Holder, such EES Group Holder, as long as it owns any Common Stock or Common Stock Equivalents, at all times will be an EES Group Holder and shall not be an Investor Group Holder; PROVIDED FURTHER, HOWEVER, that a Person who at the time in question is not a Party shall not be an EES Group Holder.

         "EES PARTIES" has the meaning set forth in Section 3.6(a).

         "ENRON" means Enron Corp., an Oregon corporation, and any successor thereto.

         "FCC" means the Federal Communications Commission.

         "FINANCIAL BUYER" has the meaning set forth in Section 2.4(a).

         "FPA" has the meaning set forth in Section 3.4(b).

         "FULLY-DILUTED COMMON STOCK" means, at any time, the then outstanding Common Stock of the Company plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then outstanding Common Stock Equivalents.

         "GAAP" has the meaning set forth in Section 5.1(b).

         "GE" means GE Capital Equity Investments, Inc., a Delaware corporation.

         "GE DESIGNATING PARTY" means GE or any other Person designated to act hereunder on behalf of GE (and its permitted transferees) by the Person then serving as the GE Designating Party immediately prior to such designation and which has been delivered to the Company; PROVIDED, HOWEVER, that at any given time there shall be only one GE Designating Party.

         "HSR ACT" has the meaning set forth in Section 3.4(b).

         "INITIAL PARTIES" has the meaning set forth in the introductory paragraph of this Agreement.

         "INITIAL PUBLIC OFFERING" means the first consummation of a firm commitment underwritten public offering of shares of Common Stock registered under the Securities Act.

         "INVESTOR DESIGNATING PARTIES" means the CalPERS/OTP Designating Party, the DLJMB Designating Party and the GE Designating Party.

         "INVESTOR GROUP HOLDERS" means the DLJ Investors, GE, CalPERS and OTP and each transferee of Common Stock or Common Stock Equivalents directly or indirectly (in a chain of title) from any such Persons; PROVIDED that once a Person is designated an Investor Group Holder; such Investor Group Holder, as long as such holder owns any Common Stock or Common Stock Equivalents, at all times will be an Investor Group Holder and shall not be an EES Group Holder; PROVIDED FURTHER, HOWEVER, that a Person who at the time in question is not a Party shall not be an Investor Group Holder.

         "INVESTOR WARRANTS" has the meaning set forth in the Contribution Agreement.

         "LAW" means any applicable federal, state, local or foreign law, statute, act, code, law, regulation, rule, ordinance, order, decree, ruling, proclamation, resolution, judgment, decision, declaration, permit or interpretive or advisory opinion or letter of a governmental authority and agreements with federal, state, local or foreign regulatory authorities or agencies to which a Party is a party or by which it is bound.

         "MEDIA INVESTMENT" means any investment in (a) a Person that directly or indirectly owns, controls or operates any broadcast radio or television station or network, cable, satellite master antenna television or wireless cable television system, daily newspaper, any other communications facility operated pursuant to a license, permit or other authorization granted by the FCC or (b) any other Person that is subject to the rules, regulations or policies of the FCC under which (i) the direct or indirect ownership by the Company in such Person may be attributed to the Company or a Party for purposes of the FCC multiple ownership rules or (ii) the ownership by the Company of a Party in another business may be subject to limitation or restriction as a result of such ownership by the Company in such Person.

         "NEW SECURITIES" has the meaning set forth in Section 2.4(a).

         "NON-CalPERS/OTP DESIGNATING PARTY" means CalPERS if, but only if, CalPERS is then a Party and OTP (or any other Person designated to act hereunder on behalf of OTP (and its Permitted Investor Transferees)) is then the CalPERS/OTP Designating Party and means OTP if, but only if, OTP is then a Party and CalPERS is then the CalPERS/OTP Designating Party.

         "NON-VOTING COMMON STOCK" means any of the shares of Common Stock designated as Non-Voting Common Stock pursuant to the Certificate of Incorporation.

         "NOTICE" has the meaning set forth in Section 7.3.

         "OBJECTION NOTICE" has the meaning set forth in Section 3.5(c).

         "OFFER" has the meaning set forth in Section 3.4(a).

         "OFFERED SECURITIES" has the meaning set forth in Section 3.4(a).

         "OTP" means the Ontario Teachers' Pension Plan Board, a corporation continued under the Teachers Pension Act R.S.O. 1990 C.T.1.

         "PARTICIPATION OFFER" has the meaning set forth in Section 3.5(b).

         "PARTY" means each Initial Party and each other Person that may become a party to this Agreement pursuant to Section 3.7, but shall not mean the Company; PROVIDED, HOWEVER, that if any Party ceases to own any Common Stock or Common Stock Equivalents, then such Party shall cease to be a Party hereunder and shall not thereafter be subject to this Agreement even if such former Party thereafter acquires Common Stock or Common Stock Equivalents, unless such former Party thereafter acquires Common Stock or Common Stock Equivalents in a transaction in which it becomes a Party again pursuant to
Section 3.7.

         "PERMITTED INVESTOR TRANSFEREE" means with respect to any Investor Group Holder, (i) any Affiliate of such Investor Group Holder if, but only if, at least a majority of the economic and voting interest of such Affiliate is held, directly or indirectly, by such Investor Group Holder or is under common control (based on ownership of the majority of the economic and voting interests), or (ii) any Person who is an Initial Party to this Agreement, PROVIDED, HOWEVER, that a Permitted Investor Transferee shall also mean with respect to the DLJ Investors, (a) any investment manager, investment advisor or partner of such DLJ Investor or an Affiliate of such DLJ Investor, (b) any investment fund, investment account or investment entity whose investment manager, investment advisor or general partner is such DLJ Investor or a Permitted Investor Transferee of such DLJ Investor, (c) any general or limited partner of such DLJ Investor (a "DLJ Partner"), (d) any corporation, partnership or other entity which is an Affiliate of such DLJ Investor or DLJ Partner (collectively, the "DLJ Affiliates"), (e) any managing director, general partner, director, limited partner, officer or employee of such DLJ Investor, such DLJ Partner or any DLJ Affiliate of such DLJ Partner or a DLJ Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (e) (collectively, "DLJ Associates"), (f) any trust, the beneficiaries of which, or a corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only such DLJ Investors, DLJ Affiliates, DLJ Associates, or their spouses or their lineal descendants, and (g) a voting trustee for one or more DLJ Investors, DLJ Affiliates or DLJ Associates.

         "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

         "PREEMPTIVE RIGHT HOLDERS" has the meaning set forth in Section
2.4(a).

         "PROPOSED CONSIDERATION ALLOCATION" has the meaning set forth in
Section 3.5(b).

         "PURCHASE OFFER" has the meaning set forth in Section 3.12(b).

         "REVISED CONSIDERATION ALLOCATION" has the meaning set forth in
Section 3.5(c).

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time and the rules promulgated thereunder as the same may be amended from time to time.

         "SPECIAL COMMITTEE" has the meaning set forth in Section 2.1(d).

         "SPECIAL COMMITTEE APPROVAL" means approval by at least four (4) of the five (5) members of the Special Committee.

         "SPECIAL WARRANTS" has the meaning set forth in the Contribution Agreement.

         "SUBSIDIARY" means (i) any corporation a majority of the Capital Stock of which having ordinary voting power, under normal circumstances, to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Company or any direct or indirect Subsidiary of the Company or by the Company and one or more Subsidiaries of the Company or (ii) a partnership in which the Company or any direct or indirect Subsidiary is a general partner, or (iii) a limited liability company in which the Company or any direct or indirect Subsidiary of the Company is a manager or managing member, or (iv) any other Person in which the Company, a direct or indirect Subsidiary of the Company, or the Company and one or more direct or indirect Subsidiaries of the Company, directly or indirectly, has (A) at least a majority ownership interest or (B) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

         "SUBSTITUTE DIRECTOR" has the meaning set forth in Section 2.1(a).

         "TRANSFER," including the correlative terms "Transferring" or "Transferred," means any transfer, assignment, sale, gift, pledge, hypothecation or other encumbrance, or any other disposition (whether voluntary or involuntary or by operation of law), of Common Stock (or any interest therein or right thereto) or Common Stock Equivalents; PROVIDED, HOWEVER, that (i) an exchange, merger, recapitalization, consolidation or reorganization involving the Company in which securities of the Company or any other Person are issued in respect of shares of the Common Stock shall not be deemed a Transfer and (ii) a conversion of outstanding shares of Non-Voting Common Stock into shares of undesignated Common Stock in accordance with the terms of the Certificate of Incorporation shall not be deemed a Transfer.

         "TRANSFER NOTICE" has the meaning set forth in Section 3.4(a).

         "TRANSFERRED SECURITIES" has the meaning set forth in Section 3.5(a).

         "WITHDRAWING DIRECTOR" has the meaning set forth in Section 2.1(a).

         1.2      RULES OF CONSTRUCTION.  Unless the context otherwise requires

                  (a)      a term has the meaning assigned to it;

                  (b)      "or" is not exclusive;

                  (c) words in the singular include the plural, and words in the plural include the singular;

                  (d) provisions apply to successive events and transactions; and

                  (e) "herein," "thereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

         1.3      REPRESENTATIONS AND WARRANTIES.

                  (a) Each of the Initial Parties (as to itself only) represents and warrants to the Company and the other Parties that:

                           (i) such Party has full power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery, and performance by such Party of this Agreement and the consummation by such Party of the transactions contemplated hereby have been duly authorized by all necessary corporate or similar action; and

                           (ii) this Agreement has been duly and validly executed and delivered by such Party and constitutes the binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditor's rights and general principles of equity.

                  (b) The Company hereby represents and warrants to each Party that:

                           (i) it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, it has full corporate power and authority under its Certificate of Incorporation to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery, and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action;

                           (ii) this Agreement has been duly and validly executed and delivered by the Company and constitutes the binding obligation thereof enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditor's rights and general principles of equity; and

                           (iii) the execution, delivery, and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of Law, statute, rule, or regulation to which the Company is subject, (B) violate any order, judgment, or decree applicable to the Company, or
         (C) conflict with, or result in a breach or default under, any term or condition of its Certificate of Incorporation or Bylaws or any agreement or other instrument to which the Company is a party or by which it is bound.

                                   ARTICLE II

                               GOVERNANCE MATTERS

         2.1      BOARD OF DIRECTORS.

                  (a) The Parties and the Company agree to take all action within their respective power, including, but not limited to, the voting of all Capital Stock of the Company entitled to vote, as shall be required to cause the Board of Directors of the Company (the "Board") to at all times consist of eight (8) members designated as follows: (i) five members designated by the EES Designating Party (subject to the rights of the Investor Designating Parties to remove and replace one of such designees as set forth in paragraph (c) below), and (ii) one member designated by each of the three Investor Designating Parties. The initial Board shall consist of the persons listed on SCHEDULE II. Except as set forth in paragraph (c) below, in the event that any director (a "Withdrawing Director") designated in the manner set forth above is unable to serve, or once having commenced to serve, ceases for any reason to be a director, such Withdrawing Director's replacement (the "Substitute Director") on the Board shall be designated by the Party who designated the Withdrawing Director. The Company and each of the Parties agree to take all action within their respective power, including, but not limited to, the voting of Capital Stock of the Company entitled to vote, to cause the election of such Substitute Director as soon as practicable following his designation, or instructing the directors it has previously designated to serve as members of the Board, as the first order of business at the first meeting thereof after such Substitute Director has been so designated, to vote to seat such designated Substitute Director as a director in place of the Withdrawing Director. In the event any Party entitled to designate a director or directors pursuant to this Agreement fails to designate a director or directors, such directorship or directorships shall remain vacant; PROVIDED that if any Investor Designating Party fails to designate a replacement for any Board seat to which it is entitled to designate a director pursuant to the foregoing for a period of more than 90 days, then such board seat may be filled by a majority of the other directors designated by the Investor Designating Parties then in office, subject to such Investor Designating Party having the right to remove and replace such director with a director of its choosing, and for all purposes of this Agreement a director elected pursuant to the foregoing shall be deemed to be the designee of such Investor Designating Party.

                  (b) Regular meetings of the Board shall be held at such places as shall be designated from time to time by resolution of the Board. Notwithstanding any notice provisions in the Bylaws, no action shall be taken at any meeting of the Board (or any committee on which a designee of EES or any Investor Group Holders sits) unless each director (or committee member, as appropriate) shall have received at least 48 hours' notice of such meeting (unless waived); PROVIDED FURTHER, if a Party is then entitled to designate a director but such Board seat is then vacant, then prior to any action being taken at any such meeting, such Party must also receive at least 48 hours' notice of such meeting (unless waived) and such Party also shall receive any materials distributed to the directors for such meeting at least 48 hours prior to such meeting.

                  (c) If the EES Designating Party or Investor Designating Party who has designated for election to the Board any director serving on the Board pursuant to the preceding provisions of this Section 2.1 requests that such director be removed (with or without cause) by written notice thereof to the other Parties, then such director shall be removed (with or without cause) and each Party hereby agrees to vote all shares of Common Stock entitled to vote owned or held of record by such Party to effect such removal upon any such request. No director designated by the EES Designating Party or by any Investor Designating Party shall otherwise be involuntarily removed as a director except for cause; PROVIDED, HOWEVER, that, unless one of the members of the Board designated by the EES Designating Party pursuant to this Section
2.1 is the Chief Executive Officer of the Company, the Investor Designating Parties, by written notice signed by all of such Investor Designating Parties delivered to the EES Designating Party and the Company, shall at all times, and from time to time, have the power to remove and replace promptly one of the directors designated to the Board by the EES Designating Party pursuant to this Section 2.1 with a director selected by such Investor Designating Parties, named in such notice and willing to serve, provided that in no event shall the foregoing result in the EES Designating Party having the right to designate less than four (4) of the members of the Board at any time. When the EES Designating Party designates individuals to become directors of the Company pursuant to the preceding provisions of this Section 2.1, it may specify, by giving notice to the Investor Designating Parties, the director who may be removed pursuant to the provisions of this Section 2.1(c).

                  (d) The Board shall appoint a five-member special committee of the Board (the "Special Committee") consisting of two directors designated by the EES Designating Party and the director designated to the Board by each of the Investor Designating Parties. Unless otherwise authorized by unanimous approval of all members of the Special Committee, the Board shall not appoint or create any other committee of the Board unless the EES Designating Party and the Investor Designating Parties each have representation on any such committee proportionate to their representation on the Board. Until consummation of an Initial Public Offering, in addition to any stockholder or Board action required pursuant to the Certificate of Incorporation or by Law, none of the following actions may be taken by the Company without Special Committee Approval:

                           (i) any amendment to the Certificate of Incorporation or Bylaws that (A) alters or changes the rights, preferences or privileges of the Common Stock (including Non-Voting Common Stock), (B) creates (including by way of designating a series of preferred stock) any new class of Capital Stock having a preference over or on parity with the Common Stock (other than the Non-Voting Common Stock), (C) reclassifies any series of Common Stock into shares of Capital Stock having a preference over or parity with the Common Stock (other than Non-Voting Common Stock), (D) amends the Certificate of Incorporation or Bylaws to increase or decrease the size of the Board of Directors, or (E) increases the authorized number of shares of Common Stock other than in connection with an Initial Public Offering;

                           (ii) any transaction that involves a sale by the Company of all or substantially all of its assets, or effects any merger, consolidation or business combination of the Company with another Person; provided that any transaction that would cause an EES Group Holder or an Investor Group Holder, or any of their respective Affiliates, to be a "holding company", an "affiliate" of a "holding company" or a "public utility company" under the Public Utility Holding Company Act of 1935, as amended, or otherwise cause any such Person to have to qualify for an exemption or change any existing exemption available to such Person or such Affiliate to avoid registration thereunder, shall require the approval of such Investor Group Holder or such EES Group Holder, as the case may be;

                           (iii) any transaction that materially alters or changes the business of the Company (including any transaction that would require the approval of Enron under Article Three of the Company's Certificate of Incorporation);

                           (iv) any transaction that effects a voluntary liquidation, dissolution, recapitalization, reorganization or winding up of the Company;

                           (v) any transaction between the Company or its Subsidiaries, on the one hand, and EES or its Affiliates or any of the Investor Group Holders or their Affiliates, on the other hand, other than (A) transactions provided for in the Contribution Agreement and the agreements contemplated thereby, (B) issuances of Capital Stock in circumstances where the Parties have a right to acquire a portion of such Capital Stock pursuant to Section 2.4 below or (C) the retention of any Affiliate of any of the Investor Group Holders for investment banking or financial advisory services (including acting as an underwriter or placement agent);

                           (vi) authorization of any dividend or distribution with respect to any series or class of preferred stock or Common Stock (other than a dividend in shares of Capital Stock to effect a stock split);

                           (vii) effecting any redemption or repurchase of any class or series of preferred stock or Common Stock of the Company, other than pursuant to any employee benefit plan or arrangement or employment agreement, in each case approved by the Special Committee;

                           (viii) effecting an acquisition of or sale or divestiture of property or assets (including any Capital Stock of, or investment in, any other Person or Subsidiary), in each case involving in excess of $15 million in a single transaction or series of related transactions other than purchases or sales of natural gas or electricity in accordance with the policies of the Company which have received Special Committee Approval;

                           (ix) any investment in, acquisition or purchase of any stock, partnership or joint venture interest or other security of, or any loan, advance or contribution of capital to, another Person (other than a wholly-owned, direct or indirect Subsidiary), in each case involving in excess of $15 million in a single transaction or series of related transactions;

                           (x) incurrence of indebtedness for money borrowed or guarantees of indebtedness in excess of $15 million in a single transaction or series of related transactions, or in excess of $45 million in the aggregate at any time outstanding;

                           (xi) any determination to proceed with a Common Stock or Common Stock Equivalent offering by the Company (whether a private placement or a public offering) at an implied pre-transaction enterprise valuation of the Company of less than $500 million;

                           (xii) any increase in the number of shares (including options to acquire shares) that can be granted to management and employees in excess of the 51,613 shares agreed as of the date of this Agreement (appropriately adjusted to give effect to any stock splits, stock dividends, combinations or reclassifications of the Common Stock); or

                           (xiii) the issuance of Common Stock or Common Stock Equivalents in exchange for services provided to the Company by third parties other than as contemplated by clause (iv) of Section 2.4(a).

         In addition to the foregoing approval requirements, until the earlier of (x) such time as a Chief Executive Officer commences employment in accordance with Section 2.2, or (y) such earlier time as at least four (4) of the five (5) members of the Special Committee adopt a resolution determining that the Company has an acceptable management team in place, the following provisions will apply:

                           (i) any individual expenditure or series of related expenditures by the Company in excess of $1 million (other than expenditures provided for in a capital or operating budget that has received Special Committee Approval) shall require Special Committee Approval;

                           (ii) any increase of more than $1 million from the expenditures contemplated by any capital or operating budget approved by Special Committee Approval shall require Special Committee Approval;

                           (iii) the Special Committee shall be entitled to a monthly review of all expenditures made by the Company;

                           (iv) entering into any agreement relating to any expenditure that would require approval under clause (i) above or would otherwise be material to the Company shall require Special Committee Approval; and

                           (v) the Company shall invest any cash balances pending permitted uses in accordance with the cash management policies provided to the Investors prior to the date hereof.

         For purposes of the foregoing, the Company will present for approval by the Special Committee within 14 days following the date of this Agreement an initial capital and operating budget, and prior to approval of such budget, the Company will not make any expenditure without approval of the Special Committee except as contemplated by the Contribution Agreement.

         (e) Each of GE and DLJMB, for so long as they are the GE Designating Party and the DLJMB Designating Party, respectively, and the Non-CalPERS/OTP Designating Party shall be entitled to designate one observer to attend any meeting of the Board and the Special Committee. Each of such observers must be designated in advance of any such meeting by written notice to the Company. None of the observers shall have any voting rights whatsoever. Each observer shall be entitled to receive all notices relating to meetings of the Board as well as any documentation distributed to members of the Board prior to or at any meeting of the Board at the time such materials are distributed to the members of the Board, provided the Company is notified of the identity and address of such observer sufficiently in advance of the distribution of such materials to enable them to be sent to the observer.

         2.2 CHIEF EXECUTIVE OFFICER. The Special Committee shall have the sole authority to hire, suspend or terminate the Chief Executive Officer of the Company, which hiring, suspension or termination may only be made by the unanimous written consent of the Special Committee, or the unanimous consent of the Special Committee at any regular meeting or at a special meeting called for such purpose, PROVIDED the notice for such meeting shall specify that such proposed hiring, suspension or termination will be considered at the meeting.

         2.3 OTHER ACTIVITIES OF EES AND ITS AFFILIATES. The Investor Group Holders, by execution of this Agreement, agree and acknowledge that they have had the opportunity to review the terms of the Business Opportunity Agreement being entered into on the date hereof between the Company and Enron (the "Business Opportunity Agreement"), understand that, to the fullest extent permitted by Law, the interests of EES or any Investor Group Holder in the Company and this Agreement shall not limit the current or future business activities of EES or such Investor Group Holder, as the case may be, or any of their respective Affiliates, or obligate them to deliver business opportunities to the Company, in each case with respect to EES and its Affiliates, except as set forth in the Business Opportunity Agreement or the Noncompetition Agreement being entered into on the date hereof between the Company, EES and Enron. To the fullest extent permitted by Law, each of the Investor Group Holders and EES hereby waive and release any and all of their rights to assert that the provisions of the Business Opportunity Agreement are not enforceable and waive and release any and all of their rights to challenge in any manner the enforceability of the Business Opportunity Agreement; PROVIDED that the foregoing shall not release EES or Enron from any obligations under the Business Opportunity Agreement or affect the Company's or any Investor Group Holder's ability to enforce the Company's rights thereunder.

         2.4      CERTAIN STOCK PURCHASE RIGHTS.

                  (a) The Company hereby grants to each EES Group Holder and each Investor Group Holder, in each case, that is an Accredited Investor and that is then a Party ("Preemptive Right Holders") the right to purchase a pro rata share of New Securities (as defined below) which the Company, from time to time, proposes to issue, sell, or grant in exchange for cash to (i) any Initial Party or any Affiliate thereof or (ii) a Person who, as determined in good faith by the Board, proposes to invest in such securities not in connection with establishing a business partnering, marketing, cross selling or other strategic relationship with the Company (a "Financial Buyer"). "New Securities" shall mean any Capital Stock of the Company, including Common Stock and Common Stock Equivalents, but excluding: (i) Common Stock issued or sold upon exercise of any Common Stock Equivalent issued and outstanding as of the date of this Agreement, including all of the Special Warrants and Investor Warrants issued pursuant to the Contribution Agreement; (ii) Common Stock sold to directors, officers or employees or consultants, including pursuant to stock option plans or other employee benefit plans, in each case as approved by the Board or an authorized committee thereof; (iii) securities issued in an Initial Public Offering; (iv) securities to be issued to AOL pursuant to that certain Subscription Agreement to be entered into on or about the date hereof pursuant to the terms of the Interactive Marketing Agreement dated as of November 24, 1999 between the Company and AOL and (v) securities to be issued to Simon Property Group L.P. as contemplated by that certain Letter of Intent between such entity and Enron Energy Services Operations, Inc. dated October 11, 1999.

                  (b) If the Company has determined to undertake an issuance of New Securities for cash to any Initial Party, any Affiliate thereof or a Financial Buyer, it shall give each Preemptive Right Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Preemptive Right Holder shall have twenty (20) days after such notice is deemed delivered to agree to purchase up to such Preemptive Right Holder's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating the quantity of New Securities to be purchased. A Preemptive Right Holder's pro rata share, for purposes of this Section 2.4, is the ratio of (i) the number of shares of Fully-Diluted Common Stock then owned by such Preemptive Right Holder prior to the issuance of such New Securities to (ii) the total number of shares of Fully-Diluted Common Stock outstanding prior to the issuance of such New Securities. Each Preemptive Right Holder shall also have a right of over-allotment such that if any Preemptive Right Holder fails to exercise its rights hereunder to purchase any part of its pro rata portion, the other Preemptive Right Holders may purchase such unexercised portion on a pro rata basis (calculated on an iterative basis if necessary) or such other basis as such Preemptive Right Holders shall agree. Any Preemptive Right Holder desiring to exercise an over-allotment right shall indicate in its response to the Company the number of additional New Securities up to which it will purchase.

                  (c) With respect to the portion of the New Securities that the Preemptive Right Holders fail to exercise their right to purchase within such twenty (20)-day period and any portion with respect to which the Preemptive Right Holders were not entitled to purchase, the Company shall have sixty (60) days thereafter to sell such portion of the New Securities, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to Preemptive Right Holders pursuant to Section 2.4(b). If the Company has not sold within such sixty (60)-day period the New Securities in accordance with the foregoing, the Company shall not thereafter issue or sell any New Securities for cash to any Initial Party, any Affiliate thereof or a Financial Buyer, without first again offering such securities to the Preemptive Right Holders in the manner provided above.

         2.5 POST-INITIAL PUBLIC OFFERING BOARD REPRESENTATION. After the occurrence of an Initial Public Offering, to the extent any of (i) GE, (ii) the DLJ Investors (taken together) (iii) or CalPERS and OTP (taken together) and
(iv) EES beneficially own in excess of 5% of the Fully-Diluted Common Stock, then the Company shall cause one representative designated by each such entity or group which continues to beneficially own in excess of 5% of the Fully-Diluted Common Stock to be nominated for election to serve as a director on the Board at each annual meeting of stockholders of the Company, and the Company shall use commercially reasonable efforts to cause such nominees to be elected to the Board.

                                   ARTICLE III

                             TRANSFERS OF SECURITIES

         3.1 GENERAL RULE. No Party shall make any Transfer, directly or indirectly, of Common Stock or Common Stock Equivalents except as expressly permitted herein; PROVIDED, HOWEVER, that notwithstanding anything in this Agreement (including in the definition of Permitted Investor Transferee) to the contrary, in no event shall any Party Transfer Common Stock or Common Stock Equivalents (i) to any natural person or (ii) to any Affiliate, including any Permitted Investor Transferee, if such Transfer to such Affiliate has as a purpose the avoidance of the restrictions on Transfers in this Agreement, PROVIDED that the foregoing shall not prohibit the Transfer by an Investor Group Holder of its economic interest to a Permitted Investor Transferee who is a natural person so long as such Investor Group Holder remains the record owner and continues to be able to exercise all rights under this Agreement. Any attempted Transfer of all or any portion of Common Stock or Common Stock Equivalents, other than in accordance with the terms of this Agreement, shall be null and void.

         3.2 TRANSFERS BY EES. Subject to compliance with the provisions of Sections 3.5, 3.7 and 3.8, the EES Group Holders may Transfer all or any portion of their Common Stock and Common Stock Equivalents at any time so long as that Transfer does not violate any applicable securities laws in effect at that time.

         3.3 TRANSFERS BY THE INVESTORS. No Investor Group Holder may Transfer any of its Common Stock or Common Stock Equivalents, other than to Permitted Investor Transferees of such Investor, until the earlier of (i) one year following the date of this Agreement or (ii) an Initial Public Offering. After the first anniversary of the date of this Agreement, prior to an Initial Public Offering, an Investor Group Holder may only Transfer its Common Stock or Common Stock Equivalents in accordance with Sections 3.4, 3.5, 3.6 or 3.12 or to a Permitted Investor Transferee. In addition to the forgoing limitations, no Investor Group Holder may Transfer any of its Investor Warrants (as defined in the Contribution Agreement) except proportionately in connection with Transfers of shares of Common Stock issued to such Investor Group Holder pursuant to the Contribution Agreement, other than to Permitted Investor Transferees.

         3.4      RIGHT OF FIRST OFFER.

                  (a) If any Investor Group Holder proposes to Transfer all or any portion of its Common Stock or Common Stock Equivalents, other than to a Permitted Investor Transferee or pursuant to Sections 3.5, 3.6 or 3.12 hereof ("Offered Securities"), such Investor Group Holder shall, prior to providing information to or engaging in any discussions with another Person (other than a Permitted Investor Transferee) with respect to such proposed Transfer, give prior written notice (a "Transfer Notice") to EES and the Company of such Investor Group Holder's desire to effect such Transfer, describing the number and type of Offered Securities that such Investor Group Holder desires to sell and offering EES the opportunity to make an offer to purchase such

Offered Securities. After receipt of the Transfer Notice, EES shall be entitled, but not obligated, for thirty (30) days from the date of receipt of the Transfer Notice, to offer to purchase all, but not less than all, of the Offered Securities for cash by delivering a written notice specifying the terms of such offer (the "Offer") to such Investor Group Holder within such thirty (30)-day period, PROVIDED, HOWEVER, that if none of the EES Group Holders or their respective Affiliates could lawfully purchase the Offered Securities, EES shall as promptly as practicable advise the Investor Group Holder of such fact, which notice shall constitute notice that EES will not make an Offer to purchase such securities and whereupon such thirty (30)-day period shall be deemed to have ended. If EES fails to make an Offer within such thirty (30)-day period, the Investor Group Holder may for a period of ninety (90) days following the end of such thirty (30)-day period, Transfer such Offered Securities to any Person, subject to compliance with Section 3.7. If EES makes an Offer, then the Investor Group Holder shall be entitled, but not obligated, to accept the Offer within thirty (30) days after its receipt thereof (the "Acceptance Deadline") by sending a written acceptance of such Offer in whole (and not in part) to EES. If such Offer is not accepted, then the Investor Group Holder may for a period of ninety (90) days following the Acceptance Deadline, Transfer all (but not less than all) of such Offered Securities to any Person but only for an aggregate consideration exceeding the aggregate consideration offered in such Offer by EES (with the value of any consideration other than cash to be received being determined by agreement between EES and such Investor Group Holder for such purpose), subject to compliance with Section 3.7. Each of the certificates representing Offered Securities issued upon a Transfer pursuant to this Section
3.4 shall bear the restrictive legends set forth in Section 3.10, unless in the reasonable judgment of counsel for the Company, or counsel to the Investor Group Holder reasonably acceptable to the Company, such legend is not required in order to ensure compliance with the Securities Act. If the Offered Securities are not Transferred within the applicable ninety (90)-day period during which the Investor Group Holder may Transfer the Offered Securities as provided above, such Offered Securities must be re-offered to EES in accordance with the provisions of this Section 3.4 if the Investor Group Holder still desires to Transfer the Offered Securities.

                  (b) The closing of the purchase of any Offered Securities to be purchased by EES pursuant to an accepted Offer pursuant to Section 3.4(a), unless otherwise agreed by the Investor Group Holder and EES, will take place at the offices of the Company in Houston, Texas on the fifth Business Day after the Acceptance Deadline or such other date agreed upon by the Investor Group Holders and EES; PROVIDED, HOWEVER, that any such closing shall be delayed, to the extent required, until two (2) Business Days following the expiration of any required waiting periods under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended ("HSR Act") and approvals under the Federal Power Act, as amended ("FPA"), and the obtaining of all other governmental approvals deemed reasonably necessary by the Investor Group Holder or EES. At the closing, EES will pay the purchase price set forth in the Offer in cash (by wire transfer) solely upon the Investor Group Holder's delivery to EES of valid certificates or agreements evidencing all of the Offered Securities then being purchased pursuant to the Offer. Certificates or instruments representing such Offered Securities will be duly endorsed (with signature guaranteed) for delivery to EES. In connection with the delivery of such certificates or agreements to EES, the Investor Group Holder will execute such written evidence as EES may reasonably request to represent and warrant to EES that the Transferred Offered Securities are owned by such Investor Group Holder free and clear of all liens, adverse claims, and other encumbrances other than as provided in this Agreement. The Investor Group Holder will promptly perform, whether before or after any such closing, such additional acts (including, without limitation, executing and delivering additional documents) as are reasonably required by EES to effect more fully the transactions contemplated by this Section 3.4.

                  (c) The rights of EES under this Section 3.4 with respect to any proposed Transfer of Offered Securities may be Transferred in whole but not in part by EES, without any consent or other action on the part of any other Party hereto, to any EES Group Holder or to an Affiliate of any EES Group Holder.

         3.5      CO-SALE PROVISIONS.

         (a) Any Transfer for value by EES or Cortez (or an Affiliate of EES or Cortez to whom Common Stock or Common Stock Equivalents are Transferred pursuant to clause (i) below) of Common Stock or Common Stock Equivalents (the "Transferred Securities") shall be subject to this Section 3.5 other than (i) a Transfer to an Affiliate of EES or Cortez if, but only if, at least eighty percent (80%) of the economic and voting interest represented by such Transferred Securities continues to be held after such Transfer, directly or indirectly, by EES or Enron, (ii) any Transfer of shares of Common Stock or Common Stock Equivalents that does not in the aggregate, when added to all other Transfers exempted from this Section 3.5 pursuant to this clause (ii) in the aggregate, since the date of this Agreement, represent more than 5,000 shares of Common Stock (appropriately adjusted to give effect to any stock splits, stock dividends, combinations or reclassifications of the Common Stock) or Common Stock Equivalents representing more than 25,800 shares of Fully-Diluted Common Stock (appropriately adjusted to give effect to any stock splits, stock dividends, combinations or reclassifications of the Common Stock) less any shares of Common Stock Transferred pursuant to this (ii), (iii) any Transfer in connection with which the Transferring Party and its Affiliates retain substantially all of the economic risks and benefits of ownership and, other than with respect to the Special Warrants, voting rights of such Transferred Securities, or (iv) any Transfer governed by the provisions of Section 3.6.

         (b) In connection with any proposed Transfer that is subject to this
Section 3.5, the Transferring Party shall give written notice to each other Party of the Participation Offer (the "Co-Sale Notice") at least twenty (20) days prior to any proposed Transfer that is subject to this Section 3.5. The Co-Sale Notice shall specify the proposed transferee, the number of and types of Transferred Securities to be Transferred to such transferee, the amount and type of consideration to be received therefor, if applicable, a description of any consideration to be received by the Transferring Party in connection with the proposed Transfer and any transactions related thereto that has not been allocated by the proposed purchaser or Transferring Party to shares of Common Stock or Common Stock Equivalents (the "Proposed Consideration Allocation"), and the place and date on which the Transfer is expected to be consummated. The Co-Sale Notice shall include an offer (the "Participation Offer") by the Transferring Party to include in the proposed Transfer on the terms described in paragraph (c) below a number of shares of Common Stock or Common Stock Equivalents designated by any of the other Parties, not to exceed, in respect of any such other Party, the product of (A) the aggregate number of Transferred Securities to be sold by the Transferring Party to the proposed transferee and
(B) a fraction with a numerator equal to the number of shares of Fully-Diluted Common Stock held by such other Party and a denominator equal to the number of shares of Fully-Diluted Common

Stock held by all Parties; PROVIDED that for purposes of the foregoing, a share of Common Stock, a share of Non-Voting Common Stock, a Special Warrant to acquire one share of Common Stock or Non-Voting Common Stock and an Investor Warrant to acquire one share of Common Stock or Non-Voting Common Stock shall all be deemed to be equivalent except that if a Party elects to include Special Warrants or Investor Warrants pursuant to the Participation Offer, then (i) if the consideration to be received in connection with the sale of the Transferred Securities is cash, then the consideration to be received by a Party Transferring Special Warrants or Investor Warrants shall be reduced by the aggregate exercise price of all such warrants to be included and (ii) if the consideration to be received in connection with the sale of the Transferred Securities includes non-cash consideration, then a Party may include Special Warrants or Investor Warrants only if such Party tenders in connection with such sale cash in the aggregate amount of the exercise price of such warrants; PROVIDED FURTHER, HOWEVER, that a Party may not include Investor Warrants in any such sale without first including all shares of Common Stock, Non-Voting Common Stock and Special Warrants owned by it or its Affiliates.

         (c) Except as set forth herein and in paragraph (b) above, the consideration to be received for any shares of Common Stock or Common Stock Equivalents included in a proposed Transfer hereunder shall be the same consideration to be received by the Transferring Party as set forth in the Participation Offer (giving effect to the Proposed Consideration Allocation, if applicable). Each Party who wishes to include shares of Common Stock and Common Stock Equivalents in the proposed Transfer in accordance with the terms set forth in the Participation Offer shall so notify the Transferring Party not more than fifteen (15) days after the date of the Co-Sale Notice, failing which such Party shall not be entitled to participate in the proposed Transfer; PROVIDED that if the Participation Offer includes a Proposed Consideration Allocation and the holders of at least a majority of the shares of Common Stock or Common Stock Equivalents that would be entitled to participate in such proposed Transfer pursuant to this Section 3.5 object to the fairness of such Proposed Consideration Allocation, such holders may deliver notice of such objection to the Transferring Party and the Company (an "Objection Notice") within such fifteen (15)-day period, upon which the following terms will apply. Upon timely receipt of an Objection Notice, the Company will as promptly as practicable hire a nationally recognized investment banking firm, not Affiliated with any Party and reasonably acceptable to the Special Committee and the Transferring Party, to evaluate the fairness of the Proposed Consideration Allocation using customary investment banking valuation techniques and, if such investment banking firm determines that such Proposed Consideration Allocation does not represent a fair allocation of the value of the consideration to be received in connection with the proposed transaction to the Common Stock and Common Stock Equivalents to be included in such proposed Transfer, to determine a revised allocation that in the judgment of such investment banking firm would be fair (a "Revised Consideration Allocation"). The Company shall use its commercially reasonable efforts to cause the investment banking firm to make the foregoing determinations within twenty (20) days of receipt of an Objection Notice. The Transferring Party will as promptly as practicable provide such investment banking firm with such information concerning the proposed Transfer and related transactions as shall reasonably be requested by such investment banking firm subject to the execution and delivery of a customary confidentiality agreement. The investment banking firm shall notify the Company, the Transferring Party and each other Party of its determination, including the terms of its Revised Consideration Allocation, if any (the "Determination Notice"). If the investment banking firm determines that the Proposed Consideration Allocation was fair, then each Party who wishes to include shares of Common Stock and Common Stock Equivalents in the proposed Transfer in accordance with the terms set forth in the Participation Offer shall so notify the Transferring Party not more than ten (10) days after the date of the Determination Notice, failing which such Party shall not be entitled to participate in the proposed Transfer. If the investment banking firm determines that the Proposed Consideration Allocation was not fair and provides a Revised Consideration Allocation, then each Party who wishes to include shares of Common Stock and Common Stock Equivalents in the proposed Transfer in accordance with the terms set forth in the Participation Offer revised to reflect the Revised Consideration Allocation shall so notify the Transferring Party not more than ten (10) days after the date of the Determination Notice, failing which such Party shall not be entitled to participate in the proposed Transfer; PROVIDED, HOWEVER, that in any event, the Transferring Party may elect not to proceed with the proposed Transfer for any reason. The fees and expenses of any investment banking firm hired for the foregoing purposes shall be borne by the Company.

         (d) The Participation Offer shall be conditioned upon the Transferring Party's Transfer of Transferred Securities pursuant to the transactions contemplated in the Co-Sale Notice with the transferee named therein. If any other Party or other Parties have accepted the Participation Offer, the Transferring Party shall reduce to the extent necessary the number of Transferred Securities it otherwise would have Transferred in the proposed Transfer so as to permit other Parties who have accepted the Participation Offer to sell the number of shares that they are entitled to sell under this Section 3.5, and the Transferring Party and such other Party or other Parties shall sell the number of shares specified in the Participation Offer to the proposed transferee in accordance with the terms of such sale as set forth in the Co-Sale Notice. Any Party other than the Transferring Party who participates in a Transfer under this Section 3.5 shall not be liable for any transaction costs associated with such a Transfer other than the legal costs incurred by that Party and, if the Transferring Party is obligated to pay selling commissions, then a pro rata portion of such selling commissions.

         (e) Each such Party to a Transfer pursuant to this Section 3.5 shall not be required to make any representations or warranties in connection with such Transfer other than representations and warranties as to (i) such Person's ownership of the shares of Common Stock and Common Stock Equivalents to be Transferred free and clear of all liens, claims and other encumbrances other than those arising under this Agreement, (ii) such Party's power and authority to effect such Transfer, and (iii) such matters pertaining to compliance with securities laws as the transferee may reasonably require.

         (f) The closing of such purchase by the transferee shall be on the same date that the transferee acquires Transferred Securities from the Transferring Party, provided that such other Parties are given twenty (20) days advance notice of such closing; PROVIDED FURTHER, HOWEVER, that any such closing shall be delayed, to the extent required until two (2) Business Days following the expiration of any required waiting periods under the HSR Act and the FPA and the obtaining of all other governmental approvals reasonably deemed necessary by a Party.

         (g) Each Party who participates in a Transfer pursuant to this Section
3.5 shall promptly perform, whether before or after any such closing, such additional acts (including, without limitation, executing and delivering additional documents) as are reasonably required to effect more fully the transactions contemplated by this Section 3.5.

         3.6      DRAG ALONG RIGHTS.

         (a) For as long as EES and Cortez and their respective Affiliates and other EES Group Holders that received Common Stock or Common Stock Equivalents in a Transfer subject to Section 3.5(a)(iii) (the "EES Parties") own at least a majority of the Fully-Diluted Common Stock, then, subject to paragraph (c) below, in connection with any Transfer for value of all of the shares of Common Stock and Common Stock Equivalents owned by the EES Parties to any Person, other than an Affiliate of EES or Cortez, the EES Parties shall have the right to require all other Parties to sell all, but not less than all, of their shares of Common Stock and Common Stock Equivalents on the terms described in paragraph
(b) below; PROVIDED THAT for purposes of calculating the value of Investor Warrants and Special Warrants Transferred pursuant to this Section 3.6, the value of such Investor Warrants and Special Warrants shall be deemed to be the value of the shares of Common Stock subject to such warrants, less the aggregate exercise price thereof, and PROVIDED FURTHER that the Non-Voting Common Stock shall be deemed to have the same value as undesignated Common Stock for such purpose.

         (b) In connection with any proposed Transfer subject to this Section 3.6, the EES Parties shall give written notice to each other Party at least twenty (20) days prior to such Transfer, which notice shall specify the amount and type of consideration to be received for the Common Stock and Common Stock Equivalents to be received by the EES Parties in connection with such Transfer, if applicable, a Proposed Consideration Allocation (as defined in Section 3.5(b)), and the place and date on which the Transfer is expected to be consummated (a "Drag-Along Notice"). The consideration to be received by the Parties other than the EES Parties in a Transfer governed by this Section 3.6 shall be equal to the consideration to be received by the EES Parties (subject to paragraph (a) above) as reflected in the Drag-Along Notice (including giving effect to any Proposed Consideration Allocation, if applicable), unless (i) the Drag-Along Notice includes a Proposed Consideration Allocation, and (ii) the holders of at least a majority of the shares of Common Stock or Common Stock Equivalents that would be obligated to participate in such proposed Transfer pursuant to this Section 3.6 object to the fairness of such Proposed Consideration Allocation and deliver an Objection Notice (as defined in Section 3.5(c)) to the EES Parties within fifteen (15) days after receipt of the Drag-Along Notice, in which case the following provisions shall apply. Upon timely receipt of an Objection Notice, the Company will as promptly as practicable hire a nationally recognized investment banking firm, not Affiliated with any Party and reasonably acceptable to the Special Committee and the Transferring Party, to evaluate the fairness of the Proposed Consideration Allocation as in the same manner as set forth in Section 3.5(c) (including, if applicable, to determine a Revised Consideration Allocation as described therein). The Company shall use commercially reasonable efforts to cause the investment banking firm to make the foregoing determinations within twenty (20) days of receipt of an Objection Notice. The EES Parties will as promptly as practicable provide such investment banking firm with such information concerning the proposed Transfer and related transactions as shall reasonably be requested by such investment banking firm subject to the execution and delivery of a customary confidentiality agreement. The investment banking firm shall notify the Company, the EES Parties and each other Party of its determination, including the terms of its Revised Consideration Allocation, if any. If the investment banking firm determines that the Proposed Consideration Allocation was fair, then the other Parties shall be obligated to sell their shares of Common Stock and Common Stock

Equivalents on the terms set forth in the Drag-Along Notice. If the investment banking firm determines that the Proposed Consideration Allocation was not fair and provides a Revised Consideration Allocation, then the EES Parties may elect, by notice to the other Parties, either to not proceed with the proposed transaction, or to modify the terms of the proposed transaction to give effect to the Revised Consideration Allocation, whereupon each other Party shall be obligated to sell its shares of Common Stock and Common Stock Equivalents on terms that give effect to such Revised Consideration Allocation. The fees and expenses of any investment banking firm hired for the foregoing purposes shall be borne by the Company.

         (c) The obligation of any Party to sell its shares of Common Stock and Common Stock Equivalents owned by such Party pursuant to this Section 3.6 shall apply (i) during the period ending on the first anniversary of this Agreement, if and only if the proposed transaction is approved by the Special Committee, and (ii) with respect to an Initial Party, after the first anniversary of the date of this Agreement, if and only if such Initial Party would (in connection with the proposed transaction) realize an internal rate of return of at least thirty percent (30%) per annum, calculated based on the Party's aggregate initial investment in the Company and giving effect to all dividends and other distributions or amounts received in respect of the Common Stock and Common Stock Equivalents initially purchased by such Party with any non-cash consideration reasonably valued in good faith by the Special Committee at the time of the distribution thereof, and if an Initial Party has Transferred any Common Stock or Common Stock Equivalents prior to the proposed sale under
Section 3.6, then with the calculation of such internal rate of return assuming no such Transfers had occurred and that such Initial Party then retained such Transferred Common Stock and Common Stock Equivalents.

         (d) Each Party to a Transfer pursuant to this Section 3.6 shall not be required to make any representations or warranties in connection with such Transfer other than representations and warranties as to (i) such Person's ownership of the shares of Common Stock and Common Stock Equivalents to be Transferred free and clear of all liens, claims and encumbrances, (ii) such Party's power and authority to effect such Transfer, and (iii) such matters pertaining to compliance with securities laws as the transferee may reasonably require.

         (e) The closing of such purchase by the transferee shall be on the same date that the transferee acquires securities from the EES Parties (it being acknowledged that in no event shall the EES Parties be obligated to Transfer any securities and the Investor Group Holders shall not be obligated to Transfer any securities unless and until the EES Parties Transfer securities hereunder), PROVIDED that such other Parties are given twenty (20) days advance notice of such closing; PROVIDED FURTHER, HOWEVER, that any such closing shall be delayed, to the extent required until two (2) Business Days following the expiration of any required waiting periods under the HSR Act and the FPA and the obtaining of all other governmental approvals reasonably deemed necessary by a Party.

         (f) Each Party who participates in a Transfer pursuant to this Section
3.6 shall promptly perform, whether before or after any such closing, such additional acts (including, without limitation, executing and delivering additional documents) as are reasonably required to effect more fully the transactions contemplated by this Section 3.6.

         3.7 CONDITIONS TO PERMITTED TRANSFERS; CONTINUED APPLICABILITY OF AGREEMENT. As a condition to any Transfer permitted under this Agreement, any transferee (other than any transferee that is then a Party or pursuant to Section 3.6) of Common Stock or Common Stock Equivalents shall be required to become a Party to this Agreement, by executing an Adoption Agreement in substantially the form of EXHIBIT B hereto, and shall have all the obligations of a Party hereunder and the rights that are expressly provided for herein. If any Person acquires Common Stock or Common Stock Equivalents from a Party in a Transfer notwithstanding such Person's failure to execute an Adoption Agreement in accordance with the preceding sentence (whether such Transfer resulted by operation of Law or otherwise), such Person and such Common Stock or Common Stock Equivalents shall be subject to this Agreement, even if such Person is not a Party.

         3.8 TRANSFERS SUBJECT TO COMPLIANCE WITH SECURITIES ACT AND REGULATORY COMPLIANCE.

                  (a) No Common Stock or Common Stock Equivalents may be Transferred by a Party (other than pursuant to an effective registration statement under the Securities Act) unless such Party first delivers to the Company an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company, to the effect that such Transfer is not required to be registered under the Securities Act; PROVIDED, HOWEVER, that the Company may waive this requirement.

                  (b) Each Party agrees that prior to any Transfer of Common Stock or Common Stock Equivalents, and prior to any Change of Control of such Party or any Affiliate of such Party who, directly or indirectly, controls such Party, such Party will, and will cause its respective Affiliates and any Person who will be the successor Person in any such Change of Control to, make all required filings and obtain all required governmental approvals if the failure to obtain any such governmental approval would have any adverse effect on the Company or its Affiliates that the Company controls.

         3.9 TRANSFER AND EXCHANGE. When Common Stock or Common Stock Equivalents are presented to the Company with a request to register the Transfer of such Common Stock or Common Stock Equivalents or to exchange such Common Stock or Common Stock Equivalents for Common Stock or Common Stock Equivalents of other authorized denominations, the Company shall register the Transfer or make the exchange as requested if the requirements of this Agreement for such transaction are met; PROVIDED, HOWEVER, that the Common Stock or Common Stock Equivalents surrendered for Transfer or exchange shall be duly endorsed or accompanied by a written instrument of Transfer in form satisfactory to the Company, duly executed by the holder thereof or its attorney and duly authorized in writing. No service charge shall be made for any registration of Transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental costs payable in connection therewith. The Company may refuse to register a Transfer of Common Stock or Common Stock Equivalents on the transfer records of the Company if such proposed Transfer would constitute a violation of this Agreement. The Company may also give related instructions to its stock transfer agent, if any, to stop registration of the Transfer of any such securities.

         3.10     RESTRICTIVE LEGENDS.

                  (a) Except as otherwise provided in Section 3.11 hereof, each certificate representing a share of Common Stock or Common Stock Equivalent held by a Party, and each certificate representing a share of Common Stock or Common Stock Equivalent issued to any subsequent transferee, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

                  (b) Each certificate representing a share of Common Stock or Common Stock Equivalent issued to each Party or a subsequent transferee shall include a legend in substantially the following form:

                  THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT DATED AS OF JANUARY 6, 2000, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

         3.11 TERMINATION OF CERTAIN RESTRICTIONS. Notwithstanding the provisions of Section 3.10, (a) the restrictive legends required by Section 3.10(a) shall terminate as to any shares of Common Stock or Common Stock Equivalents (i) when and so long as such shares of Common Stock or Common Stock Equivalents shall have been effectively registered under the Securities Act and disposed of pursuant thereto or disposed of pursuant to the provisions of Rule 144 promulgated under the Securities Act or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares of Common Stock or Common Stock Equivalents may be Transferred without registration thereof under the Securities Act and that such legend may be removed, and (b) the restrictive legends required by Section 3.10(b) shall terminate as to any shares of Common Stock or Common Stock Equivalents upon an Initial Public Offering. Whenever the restrictions described in the legends set forth in
Section 3.10(a) or (b), as applicable, shall terminate as to any shares of Common Stock or Common Stock Equivalents, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock or Common Stock Equivalents not bearing such restrictive legend.

         3.12     CERTAIN REPURCHASE RIGHTS IN LIEU OF REGISTRATION RIGHTS.

                  (a) In the event that an Investor Group Demand Holder makes a Demand Request (each as defined in EXHIBIT A hereto) after the second anniversary hereof but prior to an Initial Public Offering, then EES shall have the right, which it may exercise by giving written notice to such Investor Group Demand Holder (the "Demand Holder") and the Company within ten (10) days following receipt of such Demand Request, to elect to have the fair market value of the shares covered by such request (the "Demand Request Shares") determined as set forth below (an "Appraisal Notice"). Upon receipt of an Appraisal Notice, the Investor Group Holder and EES shall have fifteen (15)-days to attempt to agree upon the value of the shares covered by such Demand Request. If the Investor Group Holder and EES cannot agree, the Company, as soon as practicable following such fifteen (15)-day period after receipt of an Appraisal Notice (or earlier upon notice of the Parties that they cannot agree on the value), will cause the fair market value of the Demand Request Shares to be determined by an independent qualified appraiser (i.e., an appraiser that is unaffiliated with any of the Investor Group Demand Holders, EES or the Company and who has at least five years experience in appraising equity securities of privately held companies) selected by the Special Committee and reasonably acceptable to EES and the Investor Group Holder (such appraisal being herein referred to as the "Appraisal" and the fair market value of the Demand Request Shares determined by such Appraisal or by mutual agreement being referred to herein as the "Appraised Value"). In conducting any Appraisal, the appraiser shall, in accordance with customary investment banking practice, determine the price at which the Demand Request Shares would most likely be able to be sold to the public in an initial public offering of such shares, assuming such shares are being sold in a firm commitment offering of reasonable size and liquidity for an entity of the Company's size (such price to be determined as the mid-point of the range of the public offering price that would ordinarily be set forth in a preliminary prospectus relating to an initial public offering of shares of Common Stock). The Company shall furnish a copy of the Appraisal to EES and the Demand Holder. The Company shall use commercially reasonable efforts to have the Appraisal completed within thirty (30) days following its receipt of the Appraisal Notice.

                  (b) Following its receipt of the Appraisal or agreement as to the Appraised Value, EES shall have fifteen (15) days to give written notice (a "Purchase Offer") to the Demand Holder that EES is willing to purchase the Demand Request Shares for the Appraised Value. If EES fails to give a Purchase Offer, then such Demand Holder's Demand Request shall be honored by the Company in accordance with EXHIBIT A hereto and EES shall pay the reasonable out-of-pocket costs and expenses of the Appraisal. If EES makes a Purchase Offer, the Demand Holder shall have fifteen (15) days to accept EES's Purchase Offer by giving written notice (an "Acceptance") to EES that the Demand Holder accepts EES's Purchase Offer. If the Demand Holder fails to give an Acceptance, then such Demand Holder's Demand Request shall be deemed revoked but shall not count as a Demand Request for the purpose of determining the number of Demand Requests the Demand Holder may make, provided that the Demand Holder shall not be permitted to make another Demand Request prior to the Initial Public Offering and the Demand Holder shall pay the reasonable out-of-pocket costs and expenses of the Appraisal. If the Demand Holder does give an Acceptance, then EES shall purchase the Demand Request Shares in accordance with Section 3.12(c), the Demand Request shall be deemed revoked and the Company shall pay the reasonable out-of-pocket costs and expenses of the Appraisal.

                  (c) The closing of the purchase of any Demand Request Shares at the Appraised Value will take place at the offices of the Company in Houston, Texas on the fifth Business Day after EES' receipt of the Acceptance, unless otherwise agreed by the Demand Holder and EES; PROVIDED, HOWEVER, that any such closing shall be delayed, to the extent required, until two (2) Business Days following the expiration of any required waiting periods under the HSR Act and FPA, and the obtaining of all other governmental approvals deemed reasonably necessary by the Demand Holder or EES. At the closing, EES will pay the Appraised Value for the Demand Request Shares in cash (by wire transfer) solely upon the Demand Holder's delivery to EES of valid certificates evidencing all of the Demand Request Shares then being purchased. Certificates or instruments representing such Demand Request Shares will be duly endorsed (with signature guaranteed) for delivery to EES. In connection with the delivery of such certificates or agreements to EES, the Demand Holder will execute such written evidence as EES may reasonably request to represent and warrant to EES that the Demand Request Shares are owned by such Demand Holder free and clear of all liens, adverse claims, and other encumbrances other than as provided in this Agreement. The Demand Holder will promptly perform, whether before or after any such closing, such additional acts (including, without limitation, executing and delivering additional documents) as are reasonably required by EES to effect more fully the sale of any Demand Request Shares as provided by this Section 3.12.

                  (d) The rights of EES under this Section 3.12 with respect to any Demand Request Shares may be Transferred in whole, but not in part, by EES, without any consent or other action on the part of any other Party hereto, to any EES Group Holder or to an Affiliate of any EES Group Holder.

         3.13 CONTROL OF EES. EES agrees that, until the earlier of (i) three years from the date of this Agreement, or (ii) termination of the Noncompetition Agreement entered into on or about the date hereof among Enron, EES and the Company, EES will take such action as shall be necessary so that Enron will not sell or otherwise transfer any of its interest in EES if, after giving effect to such sale or transfer, Enron would own, directly or indirectly, less than a majority economic and voting interest in EES, unless prior to such sale or transfer, EES distributes or otherwise Transfers to Enron or one or more of its Affiliates a number of shares of Common Stock and Common Stock Equivalents that represent Enron's direct or indirect proportionate economic interest in the shares of Common Stock and Common Stock Equivalents then held by EES, if any, such that Enron's direct or indirect proportionate economic ownership in the outstanding Common Stock or Common Stock Equivalents is not reduced by reason of such sale or transfer.

                                   ARTICLE IV

                              REGISTRATION OF STOCK

         4.1 REGISTRATION RIGHTS. The Company hereby grants to each Party the applicable registration rights with respect to its Common Stock set forth in EXHIBIT A hereto (and such EXHIBIT A is incorporated herein by reference).

                                    ARTICLE V

                                CERTAIN COVENANTS

         5.1 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company covenants that, until the consummation of an Initial Public Offering, it will deliver to each Party:

                  (a) as soon as practicable and in any event within fifteen
(15) days after the end of each calendar month, a report showing in reasonable detail the financial and operating performance and results for the prior calendar month;

                  (b) as soon as practicable and in any event within sixty (60) days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated statements of income, changes in stockholders' equity and changes in financial position of the Company for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company as at the end of such quarterly period, all unaudited but prepared in accordance with generally accepted accounting principles ("GAAP") on a basis consistent with past practice;

                  (c) as soon as practicable and in any event within ninety (90) days after the end of each fiscal year, consolidated statements of income, changes in stockholders' equity and changes in financial position of the Company for such year, and a consolidated balance sheet of the Company as at the end of such year, in each case audited for the Company by independent public accountants of recognized national standing selected by the Company from among the five largest accounting firms in the United States, whose report shall state that such consolidated financial statements present fairly the results of operations, cash flows and financial position of the Company in accordance with GAAP on a basis consistent with prior periods except as noted therein and that the examination by such accountants has been made in accordance with generally accepted auditing standards;

                  (d) as soon as practicable, and in any event within the applicable time period specified in the instructions to Form 8-K under the Securities Exchange Act of 1934, notice of any event that would be required to be reported on such form if the Company were then required to file such reports; and

                  (e) such other data and information as from time to time may be reasonably requested by any Initial Party who is then a Party.

         5.2 BOOKS AND RECORDS; INSPECTION RIGHTS. The Company will keep proper books of record and accounts in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities. The Company will provide each Initial Party who is then a Party during normal business hours after receipt of prior written notice with (i) reasonable access to the properties, books, records and contracts of the Company and information relating to the Company, its operations, properties, financial condition and affairs, and (ii) the opportunity to consult with management of the Company from time to time regarding the Company, its operations, properties, financial condition and affairs.

         5.3 REGULATORY MATTERS. EES and the Company have advised the Parties that after the date hereof, the Company will make applications to various federal, state and local governmental and regulatory authorities necessary to conduct the Company's business which may include, without limitation, applications for licenses and/or marketing certificates with state public utility commissions and the Federal Energy Regulatory Commission. The Company agrees to provide to each Party, within a reasonable period prior to the filing of any such applications, written notice of any requirements that to the Company's knowledge are or will be required by a Party to provide notices or otherwise take any actions under applicable Laws as a result of the Company's applications. Each Party agrees that it will, in conjunction with any such applications made by the Company with federal, state and local governmental and regulatory authorities, comply with applicable Laws imposed on such Parties in connection with the foregoing Company applications.

         5.4 MEDIA INVESTMENTS. The Company may not, directly or through one of its Affiliates, make a Media Investment unless it gives each Party reasonable advance notice of its desire to make such Media Investment and, prior to the consummation of such Media Investment and to the extent reasonably requested by any Party, implements such arrangements as may be reasonably necessary to insulate such Party from the applicability of any multiple ownership rules or other restrictions or limitations promulgated by the FCC that would be triggered as a result of the consummation of such Media Investment by the Company or such Affiliate.

                                   ARTICLE VI

                                   TERMINATION

         6.1 TERMINATION. The provisions of Article II (other than Sections 2.3 and 2.5), Sections 3.1 through 3.7, Section 3.8(a), Section 3.12, Section 3.13 and Article V of this Agreement shall terminate in respect of all Parties upon the earlier of (a) consummation of an Initial Public Offering; (b) consummation of a merger or other business combination involving the Company whereby the Common Stock becomes (whether by conversion, exchange or otherwise) a security that is listed or admitted to trading on the New York Stock Exchange or another national securities exchange or is quoted or admitted to trading on the National Market System of the National Association of Securities Dealers, Inc., or a security whose market price is available through the National Quotation Bureau Incorporation or a similar generally accepted reporting service, (c) the dissolution, liquidation, or winding-up of the Company, or (d) consummation of a Transfer pursuant to Section 3.6 hereof. A Person who ceases to own any Common Stock or Common Stock Equivalents shall cease to be a Party and shall have no further rights under this Agreement, but shall remain subject to Section 7.4 hereof.

                                   ARTICLE VII

                                  MISCELLANEOUS

         7.1 AMENDMENT. This Agreement may only be altered, supplemented, amended or waived by the written consent of Parties to this Agreement who collectively hold at least 80% of the Fully-Diluted Common Stock then held by all Parties to this Agreement; PROVIDED, HOWEVER, that (i) in no event shall any amendment impose any additional obligation on any Party without such Party's written consent, (ii) in no event shall any amendment remove any Party's right to designate or nominate a director to the Board or to have an observer pursuant to Section 2.1 or 2.5 without the consent of such Party (it being acknowledged that the number of directors may be increased and other Parties may be given the right to designate or nominate directors without such Party's approval if otherwise approved in accordance with this Section 7.1), (iii) the provisions of Sections 2.2, 2.4, 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.12, 4.1, 5.1, 5.2, 5.4,
6.1 and 7.1 (or Section 1.1 to the extent related to any of the foregoing provisions) may not be amended without the further approval of each Initial Party that is then a Party and that owns at least 25% of the Fully-Diluted Common Stock acquired by them pursuant to the Contribution Agreement (PROVIDED, HOWEVER, that none of the DLJ Investors will be deemed an Initial Party for purposes of this Section 7.1 unless the DLJ Investors collectively own at least 25% of the Fully-Diluted Common Stock acquired by all the DLJ Investors pursuant to the Contribution Agreement); PROVIDED FURTHER, HOWEVER, that the foregoing additional approval shall not be required for any amendment that, with respect to the foregoing provisions, does no more than provide for any new Party to this Agreement to have rights and obligations equivalent to those of any of the Investor Group Holders under such provisions regardless of whether such amendment has the effect of diluting (with respect to rights dependent on ownership interest) the rights of the Investor Group Holders under such provisions. Notwithstanding the foregoing, (i) any Party may (without the consent of any other Person) waive, in writing, any obligation owed to it hereunder by any other Party or the Company, and (ii) any Party may (without the consent of any other Person) waive, in writing, any right it has hereunder.

         7.2 ASSIGNMENT. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties and the Company. No such assignment shall relieve the assignor from any liability hereunder.

         7.3 NOTICES. Any and all notices, designations, consents, offers, acceptances, or other communications provided for herein (each, a "Notice") shall be given in writing by overnight courier or telecopy which shall be addressed, or sent, to the respective addresses as follows (or such other address as the Company or any Party may specify to the Company and all other Parties by Notice):

         The Company:               c/o Enron Energy Services, L.L.C.
                                    1400 Smith Street
                                    Houston, Texas 77002
                                    Attention: General Counsel
                                    Telecopy: (713) 646-2379

         Each Party:                To such address or telecopy number of such
                                    Party as is set forth on SCHEDULE I hereto or as such Party provides by notice to the Company and all other Parties or, if such address is not so provided, to such Party's address as is reflected on the stock transfer records of the Company at such time.

All notices shall be deemed effective and received (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; or (b) if given by overnight courier, on the Business Day immediately following the day on which such notice is delivered to a reputable overnight courier service. In order to effectuate the purposes of this Agreement, the Company agrees that, until an Initial Public Offering, (i) it will maintain a record of the names and addresses of the Parties and the number of shares of Common Stock and Common Stock Equivalents owned by the Parties; (ii) at the request of any Party, it will provide such Party with a copy of the record; (iii) it will not register, in the name of any Person, any shares subject to this Agreement unless the transferor and transferee have complied with the terms of this Agreement; and (iv) it will not issue to any Person any stock certificate representing shares subject to this Agreement unless the legends referred to in Section 3.10 are set forth thereon unless such legends are not required.

         7.4 CONFIDENTIALITY. Except as authorized by the Board, the Parties shall, and shall cause their respective officers, directors, employees, and agents and the subsidiaries and Affiliates of such Parties and their respective officers, directors, employees, and agents to, hold confidential and not use in any manner detrimental to the Company (i) all information they may have or obtain concerning the Company and its respective assets, business, operations, or prospects and (ii) the existence and the terms of this Agreement and the Contribution Agreement; PROVIDED, HOWEVER, that any Party may disclose such information to its officers, directors, employees, agents and advisors (provided that they maintain the confidential nature of the information) and that the foregoing shall not apply to (a) information that is or becomes generally available to the public other than as a result of a disclosure by a Party or any of its officers, directors, employees, agents, accountants, legal counsel, or other representatives, (b) information that is or becomes available to a Party or any of its officers, directors, employees, agents, accountants, legal counsel, or other representatives on a nonconfidential basis prior to its disclosure by the Company or its officers, directors, employees, agents, accountants, legal counsel, or other representatives, and (c) information that is required to be disclosed by a Party or any of its officers, directors, employees, agents, accountants, legal counsel, or other representatives as a result of any applicable Law, or rule of any stock exchange.

         7.5 COUNTERPARTS. This Agreement may be executed in multiple counterparts and each counterpart shall be deemed to be an original and all counterparts together shall constitute one and the same agreement of the parties hereto.

         7.6 SECTION HEADINGS. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provisions hereof.

         7.7 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

         7.8 ENTIRE AGREEMENT. This Agreement, and the agreements referred to herein, contain the entire understanding of the parties hereto respecting the subject matter hereof and supersede all prior agreements, discussions and understandings with respect thereto.

         7.9 SEVERABILITY. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be effected, impaired, or invalidated.

         7.10 JURISDICTION. THE PARTIES AGREE THAT THE STATE OF DELAWARE SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OVER ANY ACTION BROUGHT TO ENFORCE THE TERMS OF THIS AGREEMENT AND THAT THE PARTIES HEREBY

CONSENT TO SUITS IN THE COURTS OF THE STATE OF DELAWARE AND WAIVE THE DEFENSES OF PERSONAL JURISDICTION, SERVICE AND VENUE.

7.11 LIMITATION OF DAMAGES. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY AND EXCEPT AS PROVIDED IN THE PROVISO CLAUSE TO THIS SENTENCE AND IN SECTION 7.12, IN CONNECTION WITH ANY CLAIM MADE BY A PARTY AGAINST ANOTHER PARTY HEREUNDER, THE CLAIMING PARTY SHALL NOT BE ENTITLED TO RECOVER ANY PUNITIVE, CONSEQUENTIAL, SPECIAL, INCIDENTAL OR INDIRECT DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY EXEMPLARY DAMAGES, TREBLE DAMAGES, PENALTIES, OR LOSS OF PROFITS OR INCOME), WHETHER BASED ON STATUTE, IN TORT, CONTRACT OR OTHERWISE, REGARDLESS OF WHETHER SUCH DAMAGES MAY BE AVAILABLE UNDER APPLICABLE LAW OR OTHERWISE, AND WHETHER OR NOT ARISING FROM A PARTY'S SOLE, JOINT OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT, THE PARTIES HERETO HEREBY WAIVING THEIR RIGHT, IF ANY, TO RECOVER SUCH DAMAGES IN CONNECTION WITH ANY CLAIMS HEREUNDER; PROVIDED, HOWEVER, THAT (A) IN NO EVENT SHALL SUCH LIMITATIONS OR RESTRICTIONS PREVENT A PARTY FROM RECOVERING ITS ACTUAL DAMAGES AND (B) THE FOREGOING LIMITATIONS AND RESTRICTIONS SHALL NOT APPLY TO ANY SUCH DAMAGES THAT ARE ATTRIBUTABLE TO THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD OF THE PARTY AGAINST WHOM SUCH CLAIM IS MADE.

         7.12 SPECIFIC PERFORMANCE. The Parties agree that to the extent permitted by applicable Law, the provisions of this Agreement may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.



                            (SIGNATURE PAGE FOLLOWS)

                                    * * * * *

         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.


                                       EMW ENERGY SERVICES CORP.


                                       By:     /s/ JIMMIE L. WILLIAMS
                                          -------------------------------------
                                          Name:    Jimmie L. Williams
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------


                                       ENRON ENERGY SERVICES, LLC


                                       By:     /s/ MARK S. MULLER
                                          -------------------------------------
                                          Name:    Mark S. Muller
                                               --------------------------------
                                          Title:   Sr. Vice President
                                                -------------------------------


                                       CORTEZ ENERGY SERVICES, LLC


                                       By:     /s/ JIMMIE L. WILLIAMS
                                          -------------------------------------
                                          Name:    Jimmie L. Williams
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------


                                       THE CALIFORNIA PUBLIC EMPLOYEES'
                                       RETIREMENT SYSTEM


                                       By:     /s/ LEON G. SHAHINIAN
                                          -------------------------------------
                                          Name:    Leon G. Shahinian
                                               --------------------------------
                                          Title:   Investment Officer II
                                                -------------------------------


                                       ONTARIO TEACHERS' PENSION PLAN BOARD


                                       By:     /s/ D. MICHAEL LAY
                                          -------------------------------------
                                          Name:    D. Michael Lay
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------

                                       GE CAPITAL EQUITY INVESTMENTS, INC.


                                       By:     /s/ HANS KOBLER
                                          -------------------------------------
                                          Name:    Hans Kobler
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------


                                       DLJ MERCHANT BANKING
                                       PARTNERS II, L.P.

                                       By: DLJ Merchant Banking II, Inc.
                                           Managing General Partner


                                       By:     /s/ IVY DODES
                                          -------------------------------------
                                          Name:    Ivy Dodes
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------


                                       DLJ MERCHANT BANKING
                                       PARTNERS II-A, L.P.

                                       By: DLJ Merchant Banking II, Inc.
                                           Managing General Partner


                                       By:     /s/ IVY DODES
                                          -------------------------------------
                                          Name:    Ivy Dodes
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------


                                       DLJ DIVERSIFIED PARTNERS, L.P.

                                       By: DLJ Diversified Partners, Inc.
                                           Managing General Partner


                                       By:     /s/ IVY DODES
                                          -------------------------------------
                                          Name:    Ivy Dodes
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------

                                       DLJ DIVERSIFIED PARTNERS-A, L.P.

                                       By: DLJ Diversified Partners, Inc.
                                           Managing General Partner


                                       By:     /s/ IVY DODES
                                          -------------------------------------
                                          Name:    Ivy Dodes
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------


                                       DLJ MILLENNIUM PARTNERS, L.P.

                                       By: DLJ Merchant Banking II, Inc.
                                           Managing General Partner


                                       By:     /s/ IVY DODES
                                          -------------------------------------
                                          Name:    Ivy Dodes
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------

                                       DLJ MILLENNIUM PARTNERS-A, L.P.

                                       By: DLJ Merchant Banking II, Inc.
                                           Managing General Partner


                                       By:     /s/ IVY DODES
                                          -------------------------------------
                                          Name:    Ivy Dodes
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------


                                       DLJ FIRST ESC L.P.

                                       By: DLJ Plans Management Corporation
                                           General Partner


                                       By:     /s/ IVY DODES
                                          -------------------------------------
                                          Name:    Ivy Dodes
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------

                                       DLJ OFFSHORE PARTNERS II, C.V.

                                       By: DLJ Merchant Banking II, Inc.
                                           Managing General Partner


                                       By:     /s/ IVY DODES
                                          -------------------------------------
                                          Name:    Ivy Dodes
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------


                                       DLJ EAB PARTNERS, L.P.

                                       By: DLJ LBO Plans Management Corporation
                                           General Partner


                                       By:     /s/ IVY DODES
                                          -------------------------------------
                                          Name:    Ivy Dodes
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------


                                       DLJ ESC L.P.

                                       By: DLJ LBO Plans Management Corporation
                                           General Partner


                                       By:     /s/ IVY DODES
                                          -------------------------------------
                                          Name:    Ivy Dodes
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------


                                       DLJMB FUNDING II, INC.


                                       By:     /s/ IVY DODES
                                          -------------------------------------
                                          Name:    Ivy Dodes
                                               --------------------------------
                                          Title:   Vice President
                                                -------------------------------

                                                   SCHEDULE I TO
                                               STOCKHOLDERS AGREEMENT

                                               LIST OF STOCKHOLDERS



------------------------------------------------------------------------------------------------------------------


                                           VOTING           NOV-VOTING           SPECIAL             INVESTOR
PARTY                                   COMMON STOCK       COMMON STOCK          WARRANTS            WARRANTS
-----                                   ------------       ------------          --------            --------
EES                                        50,000              -0-               225,000               -0-
- Enron Energy Services, LLC
  1400 Smith Street
  Houston, TX  77002
  Attention: General Counsel
  Facsimile: (713) 646-2379


Cortez                                     25,000              -0-                 -0-                 -0-
- c/o Enron Energy Services, LLC
  1400 Smith Street
  Houston, TX  77002
  Attention: General Counsel
  Facsimile: (713) 646-2379


DLJ Investors                               8,750              -0-                26,250              18,065
- DLJMB Investors
   277 Park Avenue
   New York, NY  10172
   Attention:  Ivy Dodes
   Telephone:  (212) 892-3000
   Facsimile:  (212) 892-7272


GE                                          8,750              -0-                26,250              18,065
- G.E. Capital
   120 Long Ridge Road
   Stamford, CT  06927
   Attention:  James F. Burgoyne
   Facsimile: (203) 961-2666













                                                           35

------------------------------------------------------------------------------------------------------------------


                                           VOTING           NOV-VOTING           SPECIAL             INVESTOR
PARTY                                   COMMON STOCK       COMMON STOCK          WARRANTS            WARRANTS
-----                                   ------------       ------------          --------            --------

CalPERS                                     3,750              -0-                11,250              7,742
- California Public Employees'
           Retirement System
   Lincoln Plaza
   400 "P" Street
   Investment Office, Suite 3492
   Sacramento, CA  92812-2749
   Attention: Senior Investment
           Officer
   Facsimile: (916) 558-4058


- With a copy to:
   Jones, Day, Reavis & Pogue
   555 West Fifth Street
   Suite 4600
   Los Angeles, CA  90013-1025
   Attention: Dulcie D. Brand
   Facsimile: (213) 243-2539


- With a copy to:
   Pacific Corporate Group, Inc.
   1200 Prospect Street
   LaJolla, CA  92037
   Attention:  Scott Stedman
   Facsimile: (858) 446-6018


Ontario Teachers' Pension Plan Board        3,750              -0-                11,250              7,742
- Ontario Teachers' Pension
   Plan Board
   5650 Yonge Street, 5th Floor
   Toronto, Ontario
   Canada  M2M 4H5
   Attention Michael Lay
   Facsimile: (416) 730-5082



                                 SCHEDULE II TO
                             STOCKHOLDERS AGREEMENT
                                INITIAL DIRECTORS




1.       Kenneth L. Lay

2.       Joseph W. Sutton

3.       James V.  Derrick, Jr.

4.       Lou L. Pai

5.       Mark S. Muller

6.       Graham Whaling

7.       J. A. Urquhart, Jr.

8.       Michael Lay

                                    EXHIBIT A
                                     TO THE
                             STOCKHOLDERS AGREEMENT
                                (THE "AGREEMENT")
                           DATED AS OF JANUARY 6, 2000
                                   BY AND AMONG
                            EMW ENERGY SERVICES CORP.
                                       AND
                            THE OTHER PARTIES THERETO

                               REGISTRATION RIGHTS


         Capitalized terms used in this EXHIBIT A but not defined herein shall have the meaning ascribed to such terms in the Agreement.

         1.       DEFINITIONS.

         "DEMAND HOLDER" means any EES Group Demand Holder or Investor Group Demand Holder.

         "DEMAND REGISTRATION" has the meaning set forth in Section 2(a) below.

         "DEMAND REQUEST" has the meaning set forth in Section 2(a) below.

         "EES GROUP DEMAND HOLDERS" means EES, Cortez and each transferee of EES Registrable Securities directly or indirectly (in a chain of title) from EES, Cortez or such transferee to whom the right to cause a Demand Registration under Section 2(a) has been expressly assigned in writing directly or indirectly (in a chain of title) from EES as permitted by Section 9 hereof.

         "EES REGISTRABLE SECURITIES" means the Common Stock issued to the EES Group Holders pursuant to the Contribution Agreement and any Common Stock into which Common Stock Equivalents held by an EES Group Holder have been converted, exchanged or acquired and any other securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; PROVIDED that any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met,
(c) it may be sold freely pursuant to paragraph (k) of Rule 144 (or any similar provision then in force) and if, but only if, the holder thereof beneficially owns less than 5% of the then outstanding Common Stock and the Company is prepared to deliver a new certificate for it not bearing the legend required pursuant to Section 3.10(a) of the Agreement, or (d) it ceases to be outstanding.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "HOLDER" means an EES Group Demand Holder or an Investor Group Demand Holder who holds Registrable Securities.

         "INDEMNIFIED PARTY" has the meaning set forth in Section 7(c) below.

         "INDEMNIFYING PARTY" has the meaning set forth in Section 7(c) below.

         "INSPECTORS" has the meaning set forth in Section 5(j) below.

         "INVESTOR GROUP DEMAND HOLDERS" means each of CalPERS, OTP, DLJMB and GE or their respective transferees of Registrable Securities directly or indirectly (in a chain of title) from such Investor to whom the right to cause a Demand Registration under Section 2(a) has been expressly assigned in writing directly or indirectly (in a chain of title) from such Investor Group Holder as permitted by Section 9 hereof.

         "INVESTOR REGISTRABLE SECURITIES" means the Common Stock issued to the Investor Group Holders pursuant to the Contribution Agreement and any Common Stock into which Common Stock Equivalents held by an Investor Group Demand Holder is converted, exchanged or acquired and any other securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; PROVIDED that any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, or (c) it may be sold freely pursuant to paragraph (k) of Rule 144 (or any similar provision then in force) and if, but only if, the holder thereof beneficially owns less than 5% of the then outstanding Common Stock and the Company is prepared to deliver a new certificate for it not bearing the legend required pursuant to Section 3.10(a) of the Agreement, or (d) it ceases to be outstanding.

         "MAJORITY REQUESTING HOLDERS" has the meaning set forth in Section 2(c) below.

         "MATERIAL ADVERSE EFFECT" has the meaning set forth in Section 2(d) below.

         "PIGGYBACK REGISTRATION" has the meaning set forth in Section 3(a) below.

         "PIGGYBACK SECURITIES" has the meaning set forth in Section 3(b) below.

         "RECORDS" has the meaning set forth in Section 5(j) below.

         "REGISTRABLE SECURITIES" means the EES Registrable Securities and the Investor Registrable Securities.

         "REGISTRATION EXPENSES" has the meaning set forth in Section 6 below.

         "REQUESTING HOLDER" means a Holder who makes a Demand Request pursuant to Section 2 below, except as provided in Section 2(e) below.

         "REQUIRED FILING DATE" has the meaning set forth in Section 2(a)(ii) below.

         "SEC" means the Securities and Exchange Commission.

         "SELLING HOLDER" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

         "UNDERWRITER" means a securities dealer which purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

         2.       DEMAND REGISTRATION.

                  (a)      REQUEST FOR REGISTRATION.

                           (i) From and after the earlier to occur of (A) the second anniversary of the date of the Agreement or (B) six months following an Initial Public Offering, any EES Group Demand Holder or any Investor Group Demand Holder may make a written request of the Company (a "Demand Request") to have the Company effect a registration under the Securities Act (a "Demand Registration") for the sale of all or part of its Registrable Securities. Prior to an Initial Public Offering, a copy of the Demand Request shall also be given to EES for purposes of Section 3.12 of the Agreement. Following receipt of such Demand Request, the Company shall be required to use commercially reasonable efforts to effect such Demand Registration subject to the terms hereof and subject to Section 3.12 of the Agreement; PROVIDED that the Registrable Securities proposed to be offered by the Requesting Holders must have a reasonably anticipated aggregate offering price of at least $50,000,000 net of underwriting discounts and commissions; and PROVIDED FURTHER that (i) the EES Group Demand Holders shall be entitled to make no more than three Demand Requests pursuant to the foregoing provisions, provided that the Company shall not be obligated to effect more than one Demand Registration at the request of any of the EES Group Demand Holders in any six-month period, and (ii) each Investor Group Demand Holder shall be entitled to make only one Demand Request pursuant to the foregoing provisions, provided that the Company shall not be obligated to effect more than one Demand Registration at the request of any of the Investor Group Demand Holders in any six-month period.

                           (ii) Each Demand Request shall specify the number of shares of Registrable Securities proposed to be sold. Subject to
         Section 4(c), the Company shall use commercially reasonable efforts to file under the Securities Act a registration statement on an appropriate form to effect the Demand Registration within 30 days after receiving a Demand Request (or if an Initial Public Offering has not occurred, within 60 days after it has been determined in accordance with Section 3.12 of the Agreement that such Demand Request will not be revoked) (as applicable, the "Required Filing Date") and shall use commercially reasonable efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing.

                  (b) EFFECTIVE REGISTRATION AND EXPENSES. A registration will not count as a Demand Registration until it has become effective (unless the Requesting Holders withdraw their Demand Request, in which case such demand will count as a Demand Registration unless (i) the Requesting Holders pay all Registration Expenses in connection with such withdrawn registration, or (ii) the Company has not complied in all material respects with its obligations hereunder), PROVIDED that if, after it has become effective, an offering of Registrable Securities pursuant to a registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected. Notwithstanding the foregoing, an Investor Group Demand Holder who makes a Demand Request shall be entitled to make one additional Demand Request if, in connection with the first Demand Request made by such Investor Group Holder only, the number of Registrable Securities of such Investor Group Demand Holder included in such registration after giving effect to the provisions of paragraph
(d) below is less than one-third (1/3) of the Registrable Securities requested to be included in such registration pursuant to its Demand Request.

                  (c) SELECTION OF UNDERWRITERS. The offering of Registrable Securities pursuant to a Demand Registration shall be in the form of a "firm commitment" underwritten offering. The Company shall select the managing Underwriter for any Demand Registration, provided that such Underwriter is reasonably acceptable to the Holders of a majority of the shares of Registrable Securities to be registered in a Demand Registration (the "Majority Requesting Holders").

                  (d) PRIORITY ON DEMAND REGISTRATIONS. No securities to be sold for the account of any Person (including the Company) other than a Requesting Holder shall be included in a Demand Registration if the managing Underwriter or Underwriters shall advise the Requesting Holders in writing that the inclusion of such securities will materially and adversely affect the price or success of the offering (a "Material Adverse Effect"); PROVIDED, HOWEVER, that for purposes of the foregoing, with respect to a Demand Request made by an Investor Group Demand Holder, all other Investor Group Holders who desire to participate in such Demand Registration shall be deemed to be Requesting Holders for all purposes other than determining the number of Demand Requests made by such Investor Group Holders and with respect to a Demand Request made by an EES Group Demand Holder, all other EES Group Holders who desire to participate in such Demand Registration shall be deemed to be Requesting Holders for all purposes other than determining the number of Demand Requests made by such EES Group Holders. Furthermore, in the event the managing Underwriter or Underwriters shall advise the Requesting Holders that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Registrable Securities of Requesting Holders to be included in such Demand Registration shall be allocated PRO RATA among the Requesting Holders on the basis of the number of shares of Common Stock requested to be included in such registration by each such Requesting Holder.

                  (e) MULTIPLE DEMANDS. If the Company shall receive, within a period of 15 days, a request to file a registration statement from more than one Person who has the contractual right (whether exercisable alone or in conjunction with other rights) to require the Company to file a registration statement (whether or not such Person is a Demand Holder), only the first such Person requesting the Company to file a registration statement shall be considered a Requesting Holder for the purposes of determining the number of Demand Requests that may be made by such Person pursuant to this Section 2, and all other Persons making such requests shall be considered a Requesting Holder for all purposes other than determining the number of Demand Requests made by such Person. In the event the Company shall receive a request to file a Demand Registration Statement from any Person (including a Demand Holder) who has the contractual right to cause the Company to do so, the Company shall promptly (and in any event within five days after its receipt of such request) notify all Demand Holders thereof.

         3.       PIGGY-BACK REGISTRATION.

                  (a) If the Company proposes to file a registration statement under the Securities Act with respect to an offering of any shares of Common Stock by the Company for its own account (other than an Initial Public Offering) or for the account of any holder of Common Stock or Common Stock Equivalents (including any Holder) (other than a registration statement on Form S-4 or S-8 or any substitute form that may be adopted by the SEC or any registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Holders of the Registrable Securities as soon as practicable (but in no event less than 15 days before the anticipated filing date of such registration statement), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (a "Piggyback Registration"). Subject to Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities requested to be included in the registration for such offering by written notice to the Company within 15 days of delivery of the Company's notice referred to above. Each Holder of Registrable Securities shall be permitted to withdraw all or part of such Holder's Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

                  (b) The Company shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering under Section 3(a) or pursuant to other piggyback registration rights granted by the Company ("Piggyback Securities"), to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any Holder's Piggyback Securities in such offering unless such Holder accepts the terms of the underwriting agreement between the Company and the managing Underwriter or Underwriters and otherwise complies with the provisions of Section 8 below. If the managing Underwriter or Underwriters of a proposed underwritten offering advise the Company that in their opinion the total amount of securities, including Piggyback Securities, to be included in such offering is sufficiently large to cause a Material Adverse Effect, then in such event the securities to be included in such offering shall be allocated first to the Requesting Holders if such registration statement is pursuant to a Demand Request or, if not, then the Company, and then, to the extent that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any such Material Adverse Effect, pro rata among the holders of

Piggyback Securities on the basis of the number of shares of Common Stock requested to be included in such registration by each such Holder.

         4.       HOLDBACK AGREEMENTS.

                  (a) RESTRICTIONS ON PUBLIC SALE BY HOLDER OF REGISTRABLE SECURITIES. Following any underwritten public offering of equity securities by the Company or any Holder of Registrable Securities effected pursuant to this Agreement, each Holder of Registrable Securities that owns, together with its Affiliates (or in the case of CalPERS and OTP, together with each other and each of their respective Affiliates (except with respect to either of the foregoing who owns less than 1% of the outstanding Common Stock)), 5% or more of the then outstanding shares of Common Stock taking into account all shares of Common Stock acquirable pursuant to Common Stock Equivalents owned by such Holder and its Affiliates (whether or not such Registrable Securities are included in such offering) and each Holder of Registrable Securities that owns, together with its Affiliates (or in the case of CalPERS and OTP, together with each other and each of their respective Affiliates), less than 5% of the then outstanding shares of Common Stock (if and only if such Registrable Securities are included in such offering), agrees not to effect any public sale or distribution of the issue being registered or of any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 5 days prior to, and during such period (up to 180 days) beginning on the date of the final prospectus used with respect to such offering hereto as shall be requested by the Managing Underwriter or Underwriters except as part of such registration, and, if and to the extent requested by the managing Underwriter or Underwriters, each such Holder of Registrable Securities agrees to execute an agreement to the foregoing effect with the Underwriters for such offering on such terms as the managing Underwriter or Underwriters shall reasonably request.

                  (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS. Following any underwritten public offering of equity securities by any Holder of Registrable Securities effected pursuant to this Agreement, the Company agrees not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 5 days prior to, and during such period (up to 180 days) beginning on date of the final prospectus used with respect to such offering hereto as shall be requested by the Managing Underwriter or Underwriters except as part of such registration as permitted hereby.

                  (c) DEFERRAL OF FILING. The Company may defer the filing (but not the preparation) of a registration statement required by Section 2 until a date not later than 60 days after the Required Filing Date if (i) at the time the Company receives the Demand Request, the Company or its subsidiaries are engaged in confidential negotiations or other confidential business activities that would be material to the Company, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board determines in good faith that such disclosure would be materially detrimental to the Company, or (ii) subject to
Section 2(e), the Company had received, prior to receiving the Demand Request, a Demand Request from a different group of Requesting Holders (a "preferred request") and is proceeding with reasonable diligence to comply with the preferred request, or (iii) prior to receiving the Demand Request, the Board had determined to effect a registered underwritten public offering of the Company's equity securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting or entering into a letter of intent with the managing Underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 4(c) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the preferred request is withdrawn, or in the case of a deferral pursuant to clause (iii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 4(c), the Company shall promptly, upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by the Chief Executive Officer of the Company stating that the Company is deferring such filing pursuant to this
Section 4(c) and the basis therefor in reasonable detail. Within 20 days after receiving such certificate, the Holders of a majority of the Registrable Securities held by the Requesting Holders and for which registration was previously requested may withdraw such request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Company may defer the filing of a Demand Registration pursuant to this Section 4(c) only one time during any 12 month period.

         5. REGISTRATION PROCEDURES. Whenever the Holders have requested that any Registrable Securities be registered pursuant to Section 2 hereof, the Company will, at its expense, use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof prior to the Required Filing Date, and in connection with any such request, the Company will as expeditiously as practicable:

                  (a) prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use commercially reasonable efforts and proceed diligently and in good faith to cause such filed registration statement to become effective under the Securities Act; PROVIDED that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to all Selling Holders and to one counsel reasonably acceptable to the Company selected by the Selling Holders, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel; PROVIDED FURTHER that in connection with a Demand Registration, the Company shall not file any registration statement or prospectus, or any amendments or supplements thereto, if the Requesting Holders who hold a majority of the Registrable Securities covered by such registration statement or their counsel shall reasonably object on a timely basis;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to Section 2 for a period (except as provided in the last paragraph of this Section 5) of not less than 180 consecutive days or, if shorter, the period terminating when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method of disposition by the Selling Holders thereof set forth in such registration statement;

                  (c) furnish to each such Selling Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request, including, but not limited to, the matters set forth in Sections 5(a)(i), (ii), (iii) and
(v), in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

                  (d) notify the Selling Holders promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective under the Securities Act and each applicable state Law, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose,
(iv) if at any time the representations or warranties of the Company or any Subsidiary contained in any agreement (including any underwriting agreement) contemplated by Section 5(i) below cease to be true and correct in any material respect, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

                  (e) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

                  (f) cooperate with the Selling Holders and the managing Underwriter or Underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depositary Trust Company;

                  (g) use commercially reasonable efforts to register or qualify such Registrable Securities as promptly as practicable under such other securities or blue sky laws of such jurisdictions as any Selling Holder or managing Underwriter reasonably (in light of the intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder or managing Underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; PROVIDED that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (g), (ii) subject itself to taxation in any such jurisdiction or
(iii) consent to general service of process in any such jurisdiction;

                  (h) use commercially reasonable efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities, if any, as may be required of the Company to enable the Selling Holder or Selling Holders thereof to consummate the disposition of such Registrable Securities;

                  (i) enter into customary agreements (including an underwriting agreement in customary form with customary indemnification provisions) and take such other actions as are reasonably required or advisable in order to expedite or facilitate the disposition of such Registrable Securities, including providing reasonable availability of appropriate members of senior management of the Company to provide customary due diligence assistance in connection with any offering and to participate in customary "road show" presentations in connection with any underwritten offerings in substantially the same manner as they would in an underwritten primary registered public offering by the Company of its Common Stock, after taking into account the reasonable business requirements of the Company in determining the scheduling and duration of any road show;

                  (j) make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public (other than by such Selling Holder). Each Selling Holder of such Registrable Securities further agrees that it will, as soon as practicable upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (k) use commercially reasonable efforts to obtain a comfort letter or comfort letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Selling Holders of a majority of the shares of Registrable Securities being sold or the managing Underwriter or Underwriters reasonably requests;

                  (l) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (m) use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or quoted on any inter-dealer quotation system on which similar securities issued by the Company are then quoted;

                  (n) if any event contemplated by Section 5(d)(vi) above shall occur, as promptly as practicable prepare a supplement or amendment or post-effective amendment to such registration statement or the related prospectus or any document incorporated therein by reference or promptly file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                  (o) cooperate and assist in any filing required to be made with the National Association of Securities Dealers, Inc. and in the performance of any due diligence investigation by any underwriter, including any "qualified independent underwriter," or any Selling Holder.

         The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration. Notwithstanding anything herein to the contrary, the Company shall have the right to exclude from any offering the Registrable Securities of any Selling Holder who does not comply with the provisions of the immediately preceding sentence.

         Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d)(vi) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(d)(vi) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5(b) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5(d)(vi) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 5(d)(vi) hereof.

         6. REGISTRATION EXPENSES. Subject to the provisions in Section 2(b) above with respect to a Demand Registration, in connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses (the "Registration Expenses"): (a) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.), (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing on an exchange of the Registrable Securities if the Company shall choose, or be required pursuant to Section 5(m) to list such Registrable Securities, (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters requested pursuant to Section 5(k) hereof), (g) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (h) reasonable fees and expenses of one counsel reasonably acceptable to the Company selected by the Selling Holders incurred in connection with the registration of such Registrable Securities hereunder, and (i) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in any offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities or, except as provided by clause (b), (h) or (i) above, any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or the fees and disbursements any Underwriter.

         7.       INDEMNIFICATION; CONTRIBUTION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, agents, general and limited partners, and employees of each Selling Holder and each such controlling Person from and against any and all losses, claims, damages, liabilities (joint or several), and expenses (including reasonable costs of investigation and attorneys' fees) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon and in conformity with, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein; PROVIDED, HOWEVER, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the Persons asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities to such Person if it is determined that (i) it was the responsibility of such Selling Holder or any Underwriter or dealer for such Selling Holder to provide such person with a current copy of the prospectus,
(ii) such Selling Holder was provided with a current copy of the prospectus prior to the written confirmation of sale and (iii) such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 7(a).

                  (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. Each Selling Holder agrees to indemnify and hold harmless each other Selling Holder, the Company, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, agents and employees of each other Selling Holder, the Company and each such controlling Person to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities. The liability of any Selling Holder under this Section 7(b) shall be limited to the aggregate cash and property received by such Selling Holder pursuant to the sale of Registrable Securities covered by such registration statement or prospectus.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person entitled to indemnification under Section 7(a) or 7(b) above (an "Indemnified Party") in respect of which indemnity may be sought from any Person who has agreed to provide such indemnification under Section 7(a) or 7(b) above (an "Indemnifying Party"), the Indemnified Party shall give prompt written notice to the Indemnifying Party and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable expenses of such defense. Such Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party fails promptly to assume the defense of such action or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and Indemnifying Party (or an Affiliate of the Indemnifying Party), and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party, or there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party). Notwithstanding the foregoing, the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable at any time for the fees and expenses of more than one separate firm of attorneys (together in each case with appropriate local counsel). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent (which consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such action or proceeding for which such Indemnified Party would be entitled to indemnification hereunder.

                  (d) CONTRIBUTION. If the indemnification provided for in this
Section 7 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Parties, shall contribute to the amount paid or payable by such Indemnified Parties as a result of such losses, claims, damages, liabilities and judgments as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Person, and the Person's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less any underwriting discounts or commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason by such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

         9. TRANSFERS OF REGISTRATION RIGHTS. The provisions hereof will inure to the benefit of and be binding upon the successors and assigns of each of the Initial Parties; PROVIDED, HOWEVER, that the registration rights granted hereby may be transferred only (i) by operation of Law, or (ii) to any Person to whom a Holder transfers Registrable Securities, provided that any such transferee shall not be entitled to rights pursuant to Section 2 or 3 hereof unless such transferee of registration rights hereunder agrees to be bound by the terms and conditions hereof and agrees to execute and deliver to the Company an acknowledgment and agreement to such effect.

         10. ACKNOWLEDGEMENT OF CERTAIN OTHER REGISTRATION RIGHTS. The Parties hereto agree that notwithstanding anything herein to the contrary, AOL and its permitted assigns shall be entitled to the piggyback registration rights granted or to be granted pursuant to the that certain Subscription Agreement to be entered into on or about the date hereof pursuant to the terms of the Interactive Marketing Agreement dated as of November 24, 1999 between the Company and AOL.

                                    EXHIBIT B
                               ADOPTION AGREEMENT

         This Adoption Agreement ("Adoption") is executed pursuant to the terms of the Stockholders Agreement of EMW Energy Services Corp. (the "Company") dated as of January 6, 2000 (the "Stockholders Agreement"), a copy of which is attached hereto by the transferee ("Transferee") executing this Adoption Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

         1. ACKNOWLEDGMENT. Transferee acknowledges that Transferee is acquiring certain shares of Common Stock or Common Stock Equivalents from the Company or a stockholder of the Company, subject to the terms and conditions of the Stockholders Agreement. Capitalized terms used herein without definition are defined in the Stockholders Agreement and are used herein with the same meanings set forth therein.

         2. AGREEMENT. Transferee (a) agrees that the shares of Common Stock or Common Stock Equivalents acquired by Transferee shall be bound by and subject to the terms of the Stockholders Agreement and (b) hereby joins in, and agrees to be bound by, the Stockholders Agreement with the same force and effect as if he were originally a party thereto. Transferee represents and warrants that all of the representations and warranties made by the Initial Parties in Section 1.3(a) are true and correct as to the Transferee as if such Transferee were an Initial Party.

         3. NOTICE. Any notice required as permitted by the Stockholders Agreement shall be given to Transferee at the address listed below Transferee's signature below.


         EXECUTED AND DATED on this _____ day of ____________, ________.

                                                TRANSFEREE:


                                                By:
                                                   -----------------------------
                                                Notice
                                                Address:
                                                        ------------------------

                                                        ------------------------

                                                        ------------------------

                                 AMENDMENT NO. 1
                                     TO THE
                             STOCKHOLDERS AGREEMENT

         This Amendment No. 1, dated as of the 30th day of June, 2000 (the "Amendment"), to the Stockholders Agreement dated as of January 6, 2000 (the "Stockholders Agreement") is by and among DLJMB Funding II, Inc., DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJ First ESC L.P., DLJ Offshore Partners II, C.V, DLJ EAB Partners, L.P., DLJ ESC II, L.P., G.E. Capital Equity Investments, Inc., the California Public Employees' Retirement System, the Ontario Teachers' Pension Plan Board, Enron Energy Services, LLC, Cortez Energy Services, LLC, Joint Energy Development Investments II Limited Partnership (collectively, the "Stockholders") and TNPC, Inc., formerly EMW Energy Services Corp., (the "Company").


                              W I T N E S S E T H:

         WHEREAS, the Company and the Stockholders are parties to the Stockholders Agreement; and

         WHEREAS, the parties hereto desire to amend and modify certain provisions of the Stockholders Agreement, as set forth herein.

         NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. All defined terms used in this Amendment that are not expressly defined herein shall have the meaning assigned such terms in the Stockholders Agreement.

         2. AMENDMENT AND MODIFICATION OF THE AGREEMENT. Upon the execution of this Amendment by the parties hereto, the parties hereby amend and modify the Stockholders Agreement as follows:

                  (a) The definition of "EES Group Holder" in Section 1.1 of the Stockholders Agreement is hereby amended to read in full as follows:

                  "EES GROUP HOLDERS" means EES, Cortez and each transferee of Common Stock or Common Stock Equivalents, directly or indirectly (in a chain of title), from EES, Cortez or such transferee; PROVIDED that, once a Person is designated an EES Group Holder, such EES Group Holder, as long as it owns any Common Stock or Common Stock Equivalents, at all times will be an EES Group Holder and shall not be an Investor Group Holder even if such Person is a direct or indirect transferee of Common Stock or Common Stock Equivalents from an Investor Group Holder; PROVIDED FURTHER, HOWEVER, that a Person who at the time in question is not a Party shall not be an EES Group Holder.

                  (b) The definition of "Investor Group Holders" in Section 1.1 of the Stockholders Agreement is hereby amended to read in full as follows:

                  "INVESTOR GROUP HOLDERS" means the DLJ Investors, GE, CalPERS and OTP and each transferee of Common Stock or Common Stock Equivalents directly or indirectly (in a chain of title) from any such Persons; PROVIDED that once a Person is designated an Investor Group Holder; such Investor Group Holder, as long as such holder owns any Common Stock or Common Stock Equivalents, at all times will be an Investor Group Holder and shall not be an EES Group Holder even if such Person is a direct or indirect transferee of Common Stock or Common Stock Equivalents from an EES Group Holder; PROVIDED FURTHER, HOWEVER, that a Person who at the time in question is not a Party shall not be an Investor Group Holder.

         3. WAIVER OF CO-SALE PROVISIONS. The Stockholders hereby waive any and all rights they may have under Section 3.5 of the Stockholders Agreement in connection with the Transfers of Common Stock and Common Stock Equivalents described in ANNEX A attached hereto and agree that such Transfers do not reduce the amount of Common Stock or Common Stock Equivalents that may be Transferred pursuant to clause (ii) of Section 3.5(a) of the Stockholders Agreement.

         4. WAIVER OF OPINION REQUIREMENT. The Company hereby waives any and all rights that it may have under Section 3.8(a) of the Stockholders Agreement in connection with the Transfers of Common Stock and Common Stock Equivalents described in ANNEX A attached hereto.

         5. PARTIES TO THE STOCKHOLDERS AGREEMENT. In connection with the Transfers of Common Stock and Common Stock Equivalents described in ANNEX A attached hereto, the Parties hereby agree that, notwithstanding failure to execute an Adoption Agreement pursuant to Section 3.7 of the Stockholders Agreement, each of Joint Energy Development Investments II Limited Partnership, Enron Capital Management II Limited Partnership, Enron Capital Management III Limited Partnership and Enron upon acquiring said Common Stock or Common Stock Equivalents is deemed a Party to the Stockholders Agreement and shall have all the obligations of a Party thereunder and the rights that are expressly provided for therein.

         6. REGISTRABLE SECURITIES. The Parties acknowledge and agree that any and all shares of Common Stock and Common Stock Equivalents Transferred to OTP and to CalPERS pursuant to the Transfers of Common Stock and Common Stock Equivalents described in ANNEX A attached hereto shall be Investor Registrable Securities following consummation of such Transfers subject to the proviso at the end of the definition of Investor Registrable Securities. Each of CalPERS and OTP agrees with respect to such Investor Registrable Securities to be bound by the terms and conditions of EXHIBIT A of the Stockholders Agreement.

         7. NO OTHER AMENDMENTS TO STOCKHOLDERS AGREEMENT. All terms of the Stockholders Agreement not amended or modified by this Amendment remain in full force and effect as expressly set forth in the Stockholders Agreement and are incorporated herein by reference.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the date indicated above.

                                   TNPC, INC.



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   STOCKHOLDERS

                                   ENRON ENERGY SERVICES, LLC



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   CORTEZ ENERGY SERVICES, LLC



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   CALIFORNIA PUBLIC EMPLOYEES'
                                   RETIREMENT SYSTEM



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   ONTARIO TEACHERS' PENSION PLAN BOARD



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   G.E. CAPITAL EQUITY INVESTMENTS, INC.



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   DLJ MERCHANT BANKING
                                   PARTNERS II, L.P.

                                   By: DLJ Merchant Banking II, Inc.
                                       Managing General Partner



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   DLJ MERCHANT BANKING
                                   PARTNERS II-A, L.P.

                                   By: DLJ Merchant Banking II, Inc.
                                       Managing General Partner



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   DLJ DIVERSIFIED PARTNERS, L.P.

                                   By: DLJ Diversified Partners, Inc.
                                       Managing General Partner



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   DLJ DIVERSIFIED PARTNERS-A, L.P.

                                   By: DLJ Diversified Partners, Inc.
                                       Managing General Partner



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   DLJ MILLENNIUM PARTNERS, L.P.

                                   By: DLJ Merchant Banking II, Inc.
                                       Managing General Partner



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   DLJ MILLENNIUM PARTNERS-A, L.P.

                                   By: DLJ Merchant Banking II, Inc.
                                       Managing General Partner



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   DLJ FIRST ESC L.P.

                                   By: DLJ Plans Management Corporation
                                       General Partner



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   DLJ OFFSHORE PARTNERS II, C.V.

                                   By: DLJ Merchant Banking II, Inc.
                                       Managing General Partner



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   DLJ EAB PARTNERS, L.P.

                                   By: DLJ LBO Plans Management Corporation
                                       General Partner



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   DLJ ESC II, L.P.

                                   By: DLJ LBO Plans Management Corporation
                                       General Partner



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   DLJMB FUNDING II, INC.



                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                 JOINT ENERGY DEVELOPMENT
                                 INVESTMENTS II LIMITED PARTNERSHIP

                                 By: Enron Capital Management II Limited
                                     Partnership, its general partner

                                 By: Enron Capital II Corp., its general partner

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                                                         Annex A





TRANSFERS PREVIOUSLY CONSUMMATED IN APRIL 2000

1. Transfer by EES of 4,566 shares of Common Stock and 9,655 Special Warrants to Enron.

2.   Transfer by EES of 250 shares of Common Stock and 529 Special Warrants to
     OTP.

3. Transfer by EES of 184 shares of Common Stock and 390 Special Warrants to Joint Energy Development Investments II Limited Partnership ("JEDI II").

4. Transfer by Enron of 4,566 shares of Common Stock and 9,655 Special Warrants to OTP.




TRANSFERS TO BE CONSUMMATED AFTER EXECUTION OF AMENDMENT

1. Transfer by JEDI II of 92 shares of Common Stock and 195 Special Warrants to CalPERS.

2. Transfer by JEDI II of 90.16 shares of Common Stock and 191.1 Special Warrants to Enron Capital Management III Limited Partnership ("ECMIII").

3. Transfer by JEDI II of 1.84 shares of Common Stock and 3.9 Special Warrants to Enron Capital Management II Limited Partnership ("ECMII").

4. Transfer by EES of 22 shares of Common Stock and 69 Special Warrants to CalPERS.

5. Transfer by EES of 1,154 shares of Common Stock and 3,617 Special Warrants to Enron.

6. Transfer by EES of 21.6 shares of Common Stock and 67.7 Special Warrants to ECMIII.

7.   Transfer by EES of .4 shares of Common Stock and 1.3 Special Warrants to
     ECMII.

8. Transfer by ECMIII of 111.76 shares of Common Stock and 258.8 Special Warrants to Enron.

9. Transfer by ECMII of 2.24 shares of Common Stock and 5.2 Special Warrants to Enron.

10. Transfer by Enron of 1,268 shares of Common Stock and 3,881 Special Warrants to CalPERS.

                                 AMENDMENT NO. 2
                                     TO THE
                             STOCKHOLDERS AGREEMENT

         This Amendment No. 2, dated as of the 10th day of July, 2000 (the "Amendment"), to the Stockholders Agreement dated as of January 6, 2000 (the "Initial Stockholders Agreement") is by and among DLJMB Funding II, Inc., DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJ First ESC L.P., DLJ Offshore Partners II, C.V., DLJ EAB Partners, L.P., DLJ ESC II, L.P. (collectively, the "DLJ Investors"), GE Capital Equity Investments, Inc., the California Public Employees' Retirement System ("CalPERS"), the Ontario Teachers' Pension Plan Board ("OTP"), Enron Energy Services, LLC, Cortez Energy Services, LLC (collectively, the "Stockholders"), LJM2-TNPC, LLC ("LJM2") and TNPC, Inc. (formerly EMW Energy Services Corp.), a Delaware corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Stockholders are parties to the Initial Stockholders Agreement; and

         WHEREAS, the Company and the Stockholders previously amended and modified certain provisions of the Stockholders Agreement pursuant to Amendment No. 1 to the Stockholders Agreement dated as of June 30, 2000 (the Initial Stockholders Agreement as amended, the "Stockholders Agreement"); and

         WHEREAS, CalPERS, the DLJ Investors, OTP and LJM2 are concurrently herewith entering into a subscription agreement (the "Investor Subscription Agreement") dated as of the date hereof whereby such Persons are purchasing an aggregate of 45,354 newly issued Special Warrants ("Special Warrants") to acquire shares of non-voting common stock, par value $0.01 per share ("Non-Voting Common Stock"), from the Company; and

         WHEREAS, Mr. Lou Pai is currently expected to enter into a subscription agreement on or before July 31, 2000 whereby he may purchase up to an aggregate of 2,315 newly issued shares of Non-Voting Common Stock from the Company (the "Lou Pai Subscription Agreement"); and

         WHEREAS, certain executive officers of the Company, or entities in which they have a beneficial ownership interest, may enter into subscription agreements on or before July 31, 2000 whereby they may purchase up to an aggregate of 2,315 newly issued shares of Non-Voting Common Stock from the Company (such individual subscription agreements to be referred to herein collectively as the "Executive Officers Subscription Agreements"); and

         WHEREAS, the parties hereto desire to further amend and modify certain provisions of the Stockholders Agreement, as set forth herein.

         NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. All defined terms used in this Amendment that are not expressly defined herein shall have the meanings assigned to such terms in the Stockholders Agreement.

         2. AGREEMENT. Each party to this Amendment agrees that the Special Warrants and the shares of Common Stock underlying the Special Warrants acquired by it shall be bound by and subject to the terms of the Stockholders Agreement. LJM2 also hereby joins in, and agrees to be bound by, the Stockholders Agreement. LJM2 represents and warrants that all of the representations and warranties made by the Initial Parties in Section 1.3(a) of the Initial Stockholders Agreement are true and correct as to LJM2 as if LJM2 were an Initial Party even though it is not an Initial Party.

         3. AMENDMENT AND MODIFICATION OF THE AGREEMENT. Upon the execution of this Amendment by the parties hereto, the parties hereby amend and modify the Stockholders Agreement as follows:

                  (a) The definition of "GE Designating Party" in Section 1.1 of the Stockholders Agreement is hereby deleted in full.

                  (b) The definition of "Investor Designating Group" is hereby added to Section 1.1 of the Stockholders Agreement to read in full as follows:

                           "INVESTOR DESIGNATING GROUP" means any one or more of
                  the DLJ Investors, CalPERS, OTP and LJM2 individually or collectively as a group then owning Common Stock and Common Stock Equivalents representing a majority of all then outstanding shares of Common Stock plus all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then outstanding Common Stock Equivalents then owned collectively by the DLJ Investors, CalPERS, OTP and LJM2. An Investor Designating Group shall not be deemed to be a Party for purposes of Section 2.1(b).

                  (c) The definition of "Investor Designating Parties" in
         Section 1.1 of the Stockholders Agreement is hereby amended to read in full as follows:

                           "INVESTOR DESIGNATING PARTIES" means (i) the
                  CalPERS/OTP Designating Party and (ii) the DLJMB Designating Party.

                  (d) The definition of "Investor Group Director" is hereby added to Section 1.1 of the Stockholders Agreement to read in full as follows:

                           "INVESTOR GROUP DIRECTOR" has the meaning set forth
                  in Section 2.1(a).

                  (e) The definition of "Investor Group Holders" in Section 1.1 of the Stockholders Agreement is hereby amended to read in full as follows:

                           "INVESTOR GROUP HOLDERS" means the DLJ Investors, GE,
                  CalPERS, OTP and LJM2 and each transferee of Common Stock or Common Stock Equivalents directly or indirectly (in a chain of title) from any such Persons; PROVIDED that once a Person is designated an Investor Group Holder, such Investor Group Holder, as long as such holder owns any Common Stock or Common Stock Equivalents, at all times will be an Investor Group Holder and shall not be an EES Group Holder even if such Person is a direct or indirect transferee of Common Stock or Common Stock Equivalents from an EES Group Holder; PROVIDED FURTHER, HOWEVER, that a Person who at the time in question is not a Party shall not be an Investor Group Holder.

                  (f) The definition of "Investor Subscription Agreement" is hereby added to Section 1.1 of the Stockholders Agreement to read in full as follows:

                           "INVESTOR SUBSCRIPTION AGREEMENT" means the
                  Subscription Agreement dated July 10, 2000 by and among the DLJ Investors, CalPERS, OTP, LJM2 and the Company.

                  (g) The definition of "LJM2" is hereby added to Section 1.1 of the Stockholders Agreement to read in full as follows:

                           "LJM2" means LJM2-TNPC, LLC, a Delaware limited liability company.

                  (h) The definition of "Non-Appointing Investor Designating Party" is hereby added to Section 1.1 of the Stockholders Agreement to read in full as follows:

                           "NON-APPOINTING INVESTOR DESIGNATING PARTY" has the meaning set forth in Section 2.1(a).

                  (i) The definition of "Permitted Investor Transferee" in
         Section 1.1 of the Stockholders Agreement is hereby amended to read in full as follows:

                           "PERMITTED INVESTOR TRANSFEREE" means with respect to
                  any Investor Group Holder, (i) any Affiliate of such Investor Group Holder if, but only if, at least a majority of the economic and voting interest of such Affiliate is held, directly or indirectly, by such Investor Group Holder or is under common control (based on ownership of the majority of the economic and voting interests), or (ii) any Person who is an Initial Party to this Agreement, PROVIDED, HOWEVER, that a Permitted Investor Transferee shall also mean with respect to the DLJ Investors, (a) any investment manager, investment advisor or partner of such DLJ Investor or an Affiliate of such DLJ Investor, (b) any investment fund, investment account or investment entity whose investment manager, investment advisor or general partner is such DLJ Investor or a Permitted Investor Transferee of such DLJ Investor, (c) any general or limited partner of such DLJ Investor (a "DLJ Partner"), (d) any corporation, partnership or other entity which is an Affiliate of such DLJ Investor or DLJ Partner (collectively, the "DLJ Affiliates"), (e) any managing director, general partner, director, limited partner, officer or employee of such DLJ Investor, such DLJ Partner or any DLJ Affiliate of such DLJ Partner or a DLJ Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (e) (collectively, "DLJ Associates"), (f) any trust, the beneficiaries of which, or a corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only such DLJ Investors, DLJ Affiliates, DLJ Associates, or their spouses or their lineal descendants, (g) a voting trustee for one or more DLJ Investors, DLJ Affiliates or DLJ Associates, and (h) any parties listed by LJM2 on SCHEDULE 3(i) of Amendment No. 2 to this Agreement dated July 10, 2000.

                  (j) Section 2.1(a) of the Stockholders Agreement is hereby amended to read in full as follows:

                           (a) The Parties and the Company agree to take all
                  action within their respective power, including, but not limited to, the voting of all Capital Stock of the Company entitled to vote, as shall be required to cause the Board of Directors of the Company (the "Board") to at all times consist of eight (8) members designated as follows: (i) five members designated by the EES Designating Party (subject to the rights of the Investor Designating Parties to remove and replace one of such designees as set forth in paragraph (c) below), (ii) one member designated by each of the two Investor Designating Parties, and (iii) one member (the "Investor Group Director") designated by any Investor Designating Group. The initial Investor Group Director shall be William I Jacobs. Except as set forth in paragraph (c) below, in the event that any director (a "Withdrawing Director") designated in the manner set forth above is unable to serve, or once having commenced to serve, ceases for any reason to be a director, such Withdrawing Director's replacement (the "Substitute Director") on the Board shall be designated by the Party who designated the Withdrawing Director or, with respect to the Investor Group Director, by any Investor Designating Group. The Company and each of the Parties agree to take all action within their respective power, including, but not limited to, the voting of Capital Stock of the Company entitled to vote, to cause the election of such Substitute Director as soon as practicable following his designation, or instructing the directors it has previously designated to serve as members of the Board, as the first order of business at the first meeting thereof after such Substitute Director has been so designated, to vote to seat such designated Substitute Director as a director in place of the Withdrawing Director. In the event any Party or Parties entitled to designate a director or directors pursuant to this Agreement fails to designate a director or directors, such directorship or directorships shall remain vacant; PROVIDED that if any Investor Designating Party fails to designate a replacement for any Board seat to which it is entitled to designate a director pursuant to the foregoing for a period of more than 90 days (the "Non-Appointing Investor Designating Party"), then such board seat may be filled by the other director designated by the Investor Designating Party then in office, subject to the Non-Appointing Investor Designating Party having the right to remove and replace such director with a director of its choosing, and for all purposes of this Agreement a director elected pursuant to the foregoing shall be deemed to be the designee of the Non-Appointing Investor Designating Party; and provided further that if the Investor Designating Group fails to designate a replacement for the Investor Group Director pursuant to the foregoing for a period of more than 90 days, then such board seat may be filled by the directors designated by the Investor Designating Parties then in office, subject to the Investor Designating Group having the right to remove and replace such director with a director of its choosing, and for all purposes of this Agreement a director elected pursuant to the foregoing shall be deemed to be the designee of the Investor Designating Group.

                  (k) Section 2.1(c) of the Stockholders Agreement is hereby amended to read in full as follows:

                           (c) If the EES Designating Party or the Investor
                  Designating Party who has designated for election to the Board any director serving on the Board pursuant to the preceding provisions of this Section 2.1 requests that such director be removed (with or without cause) by written notice thereof to the other Parties or if the Investor Designating Group requests that the Investor Group Director be removed (with or without cause) by written notice to the other Parties, then such director shall be removed (with or without cause) and each Party hereby agrees to vote all shares of Common Stock entitled to vote owned or held of record by such Party to effect such removal upon any such request. No director designated by the EES Designating Party, any Investor Designating Party or the Investor Designating Group shall otherwise be involuntarily removed as a director except for cause; PROVIDED, HOWEVER, that, unless one of the members of the Board designated by the EES Designating Party pursuant to this Section 2.1 is the Chief Executive Officer of the Company, the Investor Designating Parties, by written notice signed by all of such Investor Designating Parties delivered to the EES Designating Party and the Company, shall at all times, and from time to time, have the power to remove and replace promptly one of the directors designated to the Board by the EES Designating Party pursuant to this Section 2.1 with a director selected by such Investor Designating Parties, named in such notice and willing to serve, provided that in no event shall the foregoing result in the EES Designating Party having the right to designate less than four (4) of the members of the Board at any time. When the EES Designating Party designates individuals to become directors of the Company pursuant to the preceding provisions of this Section 2.1, it may specify, by giving notice to the Investor Designating Parties, the director who may be removed pursuant to the provisions of this Section 2.1(c).

                  (l) The introductory paragraph of Section 2.1(d) of the Stockholders Agreement is hereby amended to read in full as follows:

                           (d) The Board shall appoint a five-member special
                  committee of the Board (the "Special Committee") consisting of two directors designated by the EES Designating Party, the two directors designated to the Board by the Investor

                  Designating Parties and the Chief Executive Officer of the Company if then a director or if the Chief Executive Officer of the Company is not a director then the Investor Group Director. Unless otherwise authorized by unanimous approval of all members of the Special Committee, the Board shall not appoint or create any other committee of the Board unless the EES Designating Party and the Investor Designating Parties each have representation on any such committee proportionate to their representation on the Board. Until consummation of an Initial Public Offering, in addition to any stockholder or Board action required pursuant to the Certificate of Incorporation or by Law, none of the following actions may be taken by the Company without Special Committee Approval:

                  (m) Section 2.1(e) of the Stockholders Agreement is hereby amended to read in full as follows:

                           (e) Each of GE, LJM2 and, for so long as DLJMB is the
                  DLJMB Designating Party, DLJMB and the Non-CalPERS/OTP Designating Party shall be entitled to designate one observer to attend any and all meetings of the Board and the Special Committee. Each of the observers must be designated in advance of any such meeting by written notice to the Company. None of the observers shall have any voting rights whatsoever; PROVIDED that each of the observers shall have the right to participate in such meetings of the Board. Each observer shall be entitled to receive all notices relating to meetings of the Board as well as any documentation (including, but not limited to, budgets and operating plans) distributed to members of the Board prior to or at any meeting of the Board at the time such materials are distributed to the members of the Board, PROVIDED that the Company is notified of the identity and address of such observer sufficiently in advance of the distribution of such materials to enable them to be sent to the observer.

                  (n) Section 2.5 of the Stockholders Agreement is hereby amended to read in full as follows:

                  2.5 POST-INITIAL PUBLIC OFFERING BOARD REPRESENTATION. After the occurrence of an Initial Public Offering, to the extent any of (i) the DLJ Investors (taken together), (ii) CalPERS and OTP (taken together) or (iii) EES beneficially own in excess of 5% of the Fully-Diluted Common Stock, then the Company shall cause one representative designated by each such entity or group which continues to beneficially own in excess of 5% of the Fully-Diluted Common Stock to be nominated for election to serve as a director on the Board at each annual meeting of stockholders of the Company, and the Company shall use commercially reasonable efforts to cause such nominees to be elected to the Board.

                  (o) Section 5.2 of the Stockholders Agreement is amended to read in full as follows:

                  5.2 BOOKS AND RECORDS; INSPECTION RIGHTS. The Company will keep proper books of record and accounts in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities. The Company will provide each Party hereto who is then a Party during normal business hours after receipt of prior written notice with (i) reasonable access to the properties, books, records and contracts of the Company and its subsidiaries and information relating to the Company and its subsidiaries, their operations, properties, financial condition and affairs, and (ii) the opportunity to consult with management of the Company from time to time regarding the Company and its subsidiaries, their operations, properties, financial condition and affairs.

                  (p) Clause (iii) in the first sentence of Section 7.1 is hereby amended to read in full as follows:

                  (iii) the provisions of Sections 2.2, 2.4, 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.12, 4.1, 5.1, 5.2, 5.4, 6.1 and 7.1 (or Section 1.1 to
         the extent related to any of the foregoing provisions) may not be amended without the further approval of each Party that is then a Party and that owns at least 25% of the Fully-Diluted Common Stock (or a Common Stock Equivalent that represents at least 25% of the Fully-Diluted Common Stock) acquired by them pursuant to either the Contribution Agreement or the Investor Subscription Agreement (PROVIDED, HOWEVER, that none of the DLJ Investors will be deemed a Party for purposes of this Section 7.1 unless the DLJ Investors collectively own at least 25% of the Fully-Diluted Common Stock acquired by all the DLJ Investors pursuant to either the Contribution Agreement or the Investor Subscription Agreement); PROVIDED FURTHER, HOWEVER, that the foregoing additional approval shall not be required for any amendment that, with respect to the foregoing provisions, does no more than provide for any new Party to this Agreement to have rights and obligations equivalent to those of any of the Investor Group Holders under such provisions regardless of whether such amendment has the effect of diluting (with respect to rights dependent on ownership interest) the rights of the Investor Group Holders under such provisions.

                  (q) The definition of "Investor Group Demand Holders" in
         Section 1 of Exhibit A to the Stockholders Agreement is hereby amended to read in full as follows:

                  "INVESTOR GROUP DEMAND HOLDERS" means each of CalPERS, OTP, DLJMB, GE and LJM2 or their respective transferees of Registrable Securities directly or indirectly (in a chain of title) from such Investor Group Holder to whom the right to cause a Demand Registration under Section 2(a) has been expressly assigned in writing directly or indirectly (in a chain of title) from such Investor Group Holder as permitted by Section 9 hereof.

                  (r) The definition of "Investor Registrable Securities" in
         Section 1 of Exhibit A to the Stockholders Agreement is hereby amended to read in full as follows:

                  "INVESTOR REGISTRABLE SECURITIES" means the Common Stock issued to the Investor Group Holders pursuant to the Contribution Agreement and the Investor Subscription Agreement and any Common Stock into which Common Stock Equivalents held by an Investor Group Holder is converted, exchanged or acquired and any other securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; PROVIDED that any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, or
                  (c) it may be sold freely pursuant to paragraph (k) of Rule 144 (or any similar provision then in force) and if, but only if, the holder thereof beneficially owns less than 5% of the then outstanding Common Stock and the Company is prepared to deliver a new certificate for it not bearing the legend required pursuant to Section 3.10(a) of the Agreement, or (d) it ceases to be outstanding.

                  (s) The last word of Section 3(b) of Exhibit A of the Stockholders Agreement is hereby amended by changing the word "Holder" to the word "holder."

                  (t) Section 9 of Exhibit A of the Stockholders Agreement is hereby amended to read in full as follows:

                  "TRANSFERS OF REGISTRATION RIGHTS" The provisions hereof will inure to the benefit of and be binding upon the successors and assigns of each of the Parties; PROVIDED, HOWEVER, that the registration rights granted hereby may be transferred only (i) by operation of Law, or (ii) to any Person to whom a Holder transfers Registrable Securities, provided that any such transferee shall not be entitled to rights pursuant to Section 2 or 3 hereof unless such transferee of registration rights hereunder agrees to be bound by the terms and conditions hereof and agrees to execute and deliver to the Company an acknowledgment and agreement to such effect.

                  (u) Section 10 of Exhibit A of the Stockholders Agreement is hereby amended by adding the following sentences to the end of Section 10:

                  The Parties hereto also agree that notwithstanding anything herein to the contrary, International Business Machines Corporation ("IBM") and its permitted assigns shall be entitled to the piggyback registration rights granted or to be granted pursuant to that certain Subscription Agreement dated May 15, 2000 among the Company, EES and IBM. The Parties hereto also agree that notwithstanding anything herein to the contrary, Columbia Energy Services Corporation ("Columbia") and its permitted assigns shall be entitled to the piggyback registration rights to be granted pursuant to a subscription agreement to be entered into among Columbia, the Company and EES as provided by that certain Asset Purchase Agreement dated June 29, 2000 by and among Columbia, Columbia Energy Retail Corporation, Columbia Energy Power Marketing Corporation, the New Power Company and the Company.

                  (v) Exhibit A of the Stockholders Agreement is hereby amended to add Section 11 to read in full as follows:

                           11. AMENDMENT. This Registration Rights Agreement may
                  only be altered, supplemented, amended or waived in accordance with Section 7.1 of the Agreement.

         4. SATISFACTION AND WAIVER OF CERTAIN STOCK PURCHASE RIGHTS PROVISIONS. The Stockholders hereby agree that the purchase of securities pursuant to the Investor Subscription Agreement, the Lou Pai Subscription Agreement and the Executive Officers Subscription Agreements shall be deemed to comply with the requirements of Section 2.4 of the Stockholders Agreement concerning preemptive rights and hereby waive any and all rights they may have under Section 2.4 of the Stockholders Agreement in connection with the issuance of the Special Warrants as well as the issuance of Common Stock upon the exercise of the Special Warrants pursuant to the Investor Subscription Agreement, and in connection with issuance of the Non-Voting Common Stock pursuant to the Lou Pai Subscription Agreement and the Executive Officers Subscription Agreements.

         5. NOTICE. Any notice required as permitted by the Stockholders Agreement shall be given to LJM2 at the address listed below:

                                    LJM2 Co-Investment, L.P.
                                    333 Clay Street, Suite 1203
                                    Houston, Texas 77002
                                    Attention:   General Partner
                                    Telephone:   (713) 345-5867
                                    Facsimile:   (713) 646-8656

         6. NO OTHER AMENDMENTS TO STOCKHOLDERS AGREEMENT. All terms of the Stockholders Agreement not amended or modified by this Amendment remain in full force and effect as expressly set forth in the Stockholders Agreement and are incorporated herein by reference.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the date indicated above.

                                  TNPC, INC.


                                  By:             /s/ H. E. LOCKHART
                                     ------------------------------------------
                                     Name:        H. Eugene Lockhart
                                          -------------------------------------
                                     Title:       President and CEO
                                           ------------------------------------


                                  STOCKHOLDERS

                                  ENRON ENERGY SERVICES, LLC


                                  By:             /s/ MARK S. MULLER
                                     ------------------------------------------
                                     Name:        Mark S. Muller
                                          -------------------------------------
                                     Title:       Managing Director
                                           ------------------------------------


                                  CORTEZ ENERGY SERVICES, LLC


                                  By:             /s/ JIMMIE L. WILLIAMS
                                     ------------------------------------------
                                     Name:        Jimmie L. Williams
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------


                                  CALIFORNIA PUBLIC EMPLOYEES'
                                  RETIREMENT SYSTEM


                                  By:             /s/ LEON G. SHAHINIAN
                                     ------------------------------------------
                                     Name:        Leon G. Shahinian
                                          -------------------------------------
                                     Title:       Investment Officer II
                                           ------------------------------------


                                  ONTARIO TEACHERS' PENSION PLAN BOARD


                                  By:             /s/ SHAEL DOLMAN
                                     ------------------------------------------
                                     Name:        Shael Dolman
                                          -------------------------------------
                                     Title:       Assistant Portfolio Manager
                                           ------------------------------------

                                  GE CAPITAL EQUITY INVESTMENTS, INC.


                                  By:             /s/ HANS KOBLER
                                     ------------------------------------------
                                     Name:        Hans Kobler
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------


                                  DLJ MERCHANT BANKING
                                  PARTNERS II, L.P.

                                  By: DLJ Merchant Banking II, Inc.
                                      Managing General Partner


                                  By:             /s/ IVY DODES
                                     ------------------------------------------
                                     Name:        Ivy Dodes
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------


                                  DLJ MERCHANT BANKING
                                  PARTNERS II-A, L.P.

                                  By: DLJ Merchant Banking II, Inc.
                                      Managing General Partner


                                  By:             /s/ IVY DODES
                                     ------------------------------------------
                                     Name:        Ivy Dodes
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------


                                  DLJ DIVERSIFIED PARTNERS, L.P.

                                  By: DLJ Diversified Partners, Inc.
                                      Managing General Partner


                                  By:             /s/ IVY DODES
                                     ------------------------------------------
                                     Name:        Ivy Dodes
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------

                                  DLJ DIVERSIFIED PARTNERS-A, L.P.

                                  By: DLJ Diversified Partners, Inc.
                                      Managing General Partner


                                  By:             /s/ IVY DODES
                                     ------------------------------------------
                                     Name:        Ivy Dodes
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------


                                  DLJ MILLENNIUM PARTNERS, L.P.

                                  By: DLJ Merchant Banking II, Inc.
                                      Managing General Partner


                                  By:             /s/ IVY DODES
                                     ------------------------------------------
                                     Name:        Ivy Dodes
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------


                                  DLJ MILLENNIUM PARTNERS-A, L.P.

                                  By: DLJ Merchant Banking II, Inc.
                                      Managing General Partner


                                  By:             /s/ IVY DODES
                                     ------------------------------------------
                                     Name:        Ivy Dodes
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------


                                  DLJ FIRST ESC L.P.

                                  By: DLJ Plans Management Corporation
                                      General Partner


                                  By:             /s/ IVY DODES
                                     ------------------------------------------
                                     Name:        Ivy Dodes
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------

                                  DLJ OFFSHORE PARTNERS II, C.V.

                                  By: DLJ Merchant Banking II, Inc.
                                      Managing General Partner


                                  By:             /s/ IVY DODES
                                     ------------------------------------------
                                     Name:        Ivy Dodes
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------


                                  DLJ EAB PARTNERS, L.P.

                                  By: DLJ LBO Plans Management Corporation
                                      General Partner


                                  By:             /s/ IVY DODES
                                     ------------------------------------------
                                     Name:        Ivy Dodes
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------


                                  DLJ ESC II, L.P.

                                  By: DLJ LBO Plans Management Corporation
                                      General Partner


                                  By:             /s/ IVY DODES
                                     ------------------------------------------
                                     Name:        Ivy Dodes
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------


                                  DLJMB FUNDING II, INC.


                                  By:             /s/ IVY DODES
                                     ------------------------------------------
                                     Name:        Ivy Dodes
                                          -------------------------------------
                                     Title:       Vice President
                                           ------------------------------------

                                  LJM2-TNPC, LLC

                                  By:      LJM2 CO-INVESTMENT, L.P.,
                                           its Class A Member

                                  By:      LJM2 Capital Management, L.P.,
                                           its general partner

                                  By:      LJM2 Capital Management, LLC,
                                           its general partner

                                  By:             /s/ KATHY LYNN
                                     ------------------------------------------
                                     Name:        Kathy Lynn
                                          -------------------------------------
                                     Title:       Authorized Person
                                           ------------------------------------

                                                                  SCHEDULE 3(i)


The following shall be Permitted Investor Transferees of LJM2:

LJM2 Co-Investment, L.P.
LJM2 Capital Management, L.P.
LJM2 Capital Management, L.L.C.
Weyerhaeuser Company Master Retirement Trust
Freidenrich Family Partnership, L.P.
the Limited Partners of LJM2 Co-Investment, L.P.
Michael Kopper
Andrew Fastow